                                   STAGECOACH FUNDS-Registered
                                                    Trademark-



            Semi-Annual Report
            ALLOCATION Funds



                        Asset Allocation Fund
                        Index Allocation Fund
                        U.S. Government Allocation Fund









            August 31, 1998

Allocation Funds                                               TABLE OF CONTENTS
------------------------------------------------------------------------

         LETTER TO SHAREHOLDERS................................1

         INVESTMENT ADVISOR COMMENTARY AND PERFORMANCE AT A GLANCE

             Asset Allocation Fund.............................3

             Index Allocation Fund.............................8

             U.S. Government Allocation Fund..................12

         PORTFOLIOS OF INVESTMENTS

             Asset Allocation Fund............................17

             Index Allocation Fund............................37

             U.S. Government Allocation Fund..................55

         STAGECOACH FUNDS

             Statement of Assets and Liabilities..............57

             Statements of Operations.........................58

             Statements of Changes in Net Assets..............60

             Financial Highlights.............................62

             Notes to Financial Statements....................72

         LIST OF ABBREVIATIONS................................86

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                                          Allocation Funds
------------------------------------------------------------------------

TO OUR SHAREHOLDERS

  Thank you for your investment in the Stagecoach Funds.
  We are pleased to present this Semi-Annual Report to you for the period ended August 31, 1998. The purpose of the Semi-Annual Report is to provide important information and an in-depth review of your investment. In the following pages, we will highlight three major topics for each Fund, including a performance summary, portfolio review, and strategic outlook. Due to a change in the fiscal year-end for the Allocation Funds, this report includes information for a five-month, rather than six-month reporting period. This change will not impact the performance of your Fund.
  For the five-month reporting period ended August 31, 1998, most domestic long-term investors experienced increased market volatility. Stocks, as measured by the S&P 500 Index(1) dropped 12.54% as a result of slower corporate earnings and economic uncertainty in foreign markets. Conversely, government bonds benefited from low inflation, stock market apprehension and favorable supply and demand factors, with returns of 8.83% as measured by the Lehman Brothers Long Government Bond Index.(2)
  During the period, the biggest event impacting the financial markets and U.S. economy was the economic crisis in Asia. The crisis began to unfold in late 1997 as Asian companies and governments could not afford to pay for excessive borrowing that had accumulated over several years. In addition, Asian currencies began to lose value, negatively affecting businesses within the region. These factors combined to create a destabilizing effect on markets throughout Asia. Lack of confidence in Asian markets prompted Asian investors to make a "flight to quality" by investing in U.S. Treasury securities, which increased U.S. Treasury security prices.
  The challenges of investing in today's markets make mutual funds one of the most popular investment vehicles. Investors poured more than $462 billion into mutual funds for the twelve-month period ended July 31, 1998 according to Strategic Insight, an industry

Allocation Funds                                          LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

research firm. We understand that you have a variety of investment options and we appreciate your confidence in selecting us to manage your money.
  Over the years, the Stagecoach Funds have built a reputation for innovation, leadership and commitment to investors. The Allocation Funds are three of eight asset allocation funds in the Stagecoach Fund family. Each Fund offers a unique asset allocation strategy that can provide a solid foundation for any investment portfolio.
  As part of our commitment to investor education, we completely redesigned and restructured our prospectuses at the beginning of this year to make investing as simple and as informative as possible. You will find that our marketing materials and shareholder correspondence are designed to help you better understand your investment.
  We encourage you to review this Semi-Annual Report. We hope that you will find it useful and informative, and recommend that you continually review your investment portfolio with a financial consultant to determine an appropriate mix of investments to meet your ongoing needs. Thank you for your continued investment with the Stagecoach Funds.

Sincerely,

    [SIGNATURE]
Michael J. Hogan
Senior Vice President
Wells Fargo Bank,
Mutual Fund Group

     [SIGNATURE]
R. Greg Feltus
Chairman and President of
Stagecoach Funds

1 The "S&P 500 Index" is a trademark of Standard and Poor's Corporation. The S&P
  500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets.

2 The Lehman Brothers Long Government Bond Index is an unmanaged index comprised of U.S. Treasury bonds with 20-year or longer maturities.

INVESTMENT ADVISOR COMMENTARY                              Asset Allocation Fund
------------------------------------------------------------------------

ASSET ALLOCATION FUND

  The Asset Allocation Fund (the "Fund") seeks to earn over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.
  The Fund is a professionally managed portfolio, advised by Wells Fargo Bank, N.A. Barclays Global Fund Advisors serves as the Fund's investment sub-advisor.

FUND DATA (as of August 31, 1998)
---------------------------------------------------------

                                CLASS A    CLASS B    CLASS C
TOTAL NET ASSETS ($MM)         1,180.3    293.5      2.3
NET ASSET VALUE                $23.10     $14.00     $14.03

PERFORMANCE SUMMARY
  As of August 31, 1998, the Fund's Class A share net asset value was $23.10, decreasing during the five-month period from $24.99 on March 31, 1998. The Fund's Class A shares distributed $0.13 per share in dividend income in June and no capital gains were paid out during this period.
  During the five-month reporting period ended August 31, 1998, the Fund's Class A shares reported a cumulative total loss of 7.09%, excluding sales charges. The Fund, which maintains its greatest percentage allocation in equity securities, remained competitive in comparison to its three benchmarks. The S&P 500 Index lost 12.54%, the Lehman Brothers U.S. Treasury Bond Index returned 8.93%, and the IBC All Taxable Money Fund Average posted a 2.37% return over the five-month period. A portion of the Fund's performance can be attributed to the fact that on the last day of the reporting period, August 31, the market experienced a substantial decline, with the Dow Jones Industrial Average dropping over 500 points.
  The Fund's performance was influenced by a number of factors, including strong bond prices, a decline in corporate earnings estimates and continued record low yields. Corporate earnings and U.S. economic growth have clearly been affected by the Asian crisis, which has caused a continued flight to quality for many investors.

Asset Allocation Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

As a result, stock prices declined, prompting the Fund's strategy to sell bonds and buy stocks to take advantage of attractive buying opportunities.
  After a strong showing in June and early July, U.S. equities began to lose steam as companies warned that the second half of the year would create challenges for earnings. As a result, August was a volatile month for equities as witnessed by the performance of the S&P 500 Index. Despite these market conditions, we believe that stocks continue to be a more attractive investment than bonds in the current economic environment, and have weighted the portfolio accordingly.

AVERAGE ANNUAL RETURNS(1) (as of August 31, 1998)
------------------------------------------------------------------------
EXCLUDING SALES CHARGE
-------------------------------------------

                YEAR-TO-
                  DATE       1- YEAR    5- YEAR   10- YEAR
CLASS A              2.38       11.88      11.93      12.82
CLASS B              1.90       11.12      11.34      12.22
CLASS C              1.95       11.17      11.35      12.22

INCLUDING SALES CHARGE(2)
-------------------------------------------

                YEAR-TO-
                  DATE       1- YEAR    5- YEAR   10- YEAR
CLASS A             (2.21)       6.85      10.90      12.30
CLASS B             (3.10)       6.12      11.15      12.22
CLASS C              0.95       10.17      11.35      12.22

PORTFOLIO REVIEW
  Every day the Fund's proprietary investment model analyzes extensive financial data from numerous sources to determine an appropriate asset allocation and recommend shifts in the Fund's investments based on changing economic conditions. As opportunities arise among the three asset classes, the investment model will shift Fund assets accordingly in 5% increments.
  The composition of the Fund fluctuated four times during the five-month period ended August 31, 1998. In April, the Fund was reallocated to 65% stocks and 35% bonds from a previous mix of 70% stocks and 30% bonds when the model sought to take advantage of opportunities on the shorter-end of the yield curve, and lessen exposure to a slumping U.S. equity market.
  In June, the Fund was rebalanced opportunistically to 70% stocks and 30% bonds to take advantage of falling

INVESTMENT ADVISOR COMMENTARY                              Asset Allocation Fund
------------------------------------------------------------------------

equity prices and a steady drop in bond yields. As bond yields continued to decline, the Fund was reallocated twice in August, ending the five month period with an allocation of 75% stocks, 20% bonds and 5% cash.

MODEL ALLOCATION CHANGES (during 5-month reporting period)
---------------------------------------------------------

DATE                              STOCKS      BONDS      CASH
-------------------------------  ---------  ---------  ---------
APRIL 28                            65%        35%        0%
JUNE 16                             70%        30%        0%
AUGUST 5                            75%        25%        0%
AUGUST 25                           75%        20%        5%

PORTFOLIO DATA (as of August 31, 1998)
---------------------------------------------------------

AVERAGE COUPON OF BOND PORTFOLIO     7.45%
AVERAGE MATURITY OF BOND PORTFOLIO   23.96 years
AVERAGE DURATION OF BOND PORTFOLIO   12.26 years

PORTFOLIO ALLOCATION(3) (as of August 31, 1998)
---------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash              5%
Stocks           75%
Bonds            20%

Asset Allocation Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

TOP 10 HOLDINGS (as of August 31, 1998)
---------------------------------------------------------

NAME                                 % OF PORTFOLIO
U.S. T-BILL, 10/22/98                     3.5%
GENERAL ELECTRIC CO.                      2.5%
U.S. T-BOND 8.00%, 11/15/21               2.3%
MICROSOFT CORP.                           2.2%
U.S. T-BILL, 10/15/98                     2.0%
U.S. T-BOND 8.75%, 08/15/20               1.6%
COCA COLA CO.                             1.5%
EXXON CORP.                               1.5%
U.S. T-BOND 8.13%, 08/15/19               1.4%
U.S. T-BOND 6.25%, 08/15/23               1.4%

STRATEGIC OUTLOOK
  Low inflation, moderate economic growth and low interest rates continue to be the three primary factors contributing to the strength of the overall U.S. market. We believe that the U.S. dollar will continue to be strong and inflation will remain at stable to low levels. Given these views, we feel that long-term interest rates may drift lower and short-term rates will remain stable or be reduced with possible interference from the Federal Reserve Board.
  We still believe the crisis in Asia will continue to be a key factor in future market movements. U.S. corporations deriving a large portion of their profits from Asia could see continued share price volatility. Although the problems in Asia could last several years, we believe that the U.S. economy will continue to remain strong.
  The Fund will continue to apply its quantitative strategies to allocate assets among stocks, bonds and cash, taking into consideration news and events that affect the economy and companies in general. Overall, we feel that the Fund is well positioned for the upcoming months and we expect it to produce solid long-term performance.

INVESTMENT ADVISOR COMMENTARY                              Asset Allocation Fund
------------------------------------------------------------------------

1 Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which increases total return to shareholders. Without these waivers and reimbursements, the Fund's returns would have been lower.

  Performance shown for Class A shares of the Stagecoach Asset Allocation Fund for periods prior to January 2, 1992, reflects performance of the shares of the Asset Allocation Fund for the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Asset Allocation Fund. Performance shown or advertised for Class B shares of the Stagecoach Fund for periods prior to January 1, 1995, reflects performance of the Class A shares of the Stagecoach Fund, adjusted to reflect Class B share sales charges and expenses; for periods prior to January 2, 1992, Class B share performance reflects performance of the predecessor portfolio, adjusted to reflect Class B sales charges and expenses. Performance shown or advertised for the Class C shares of the Stagecoach Asset Allocation Fund for periods prior to April, 1998, reflects performance of the Class A shares, adjusted for Class C share sales charges and expenses.

2 For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%.

3 Represents recommended asset mix. Actual portfolio allocation may differ depending on current market activity.

Index Allocation Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

INDEX ALLOCATION FUND

  The Index Allocation Fund (the "Fund") seeks to earn over the long-term a high level of total return, that is, income and capital appreciation combined, consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes: common stocks in the S&P 500 Index, U.S. Treasury Bonds and money market instruments.
  The Fund is a professionally managed portfolio, advised by Wells Fargo Bank, N.A. Barclays Global Fund Advisors serves as investment sub-advisor.

FUND DATA (as of August 31, 1998)
---------------------------------------------------------

                                CLASS A    CLASS B    CLASS C
TOTAL ASSETS ($MM)             80.1       6.3        51.9
NET ASSET VALUE                $15.27     $18.93     $18.94

PERFORMANCE SUMMARY
  As of August 31, 1998, the Fund's Class A share net asset value was $15.27, decreasing during the five-month reporting period from $17.55 on March 31, 1998. The Fund's Class A shares distributed $0.01 per share in dividend income in June and no capital gains were distributed during this period.
  During the five-month reporting period ended August 31, 1998, the Fund's Class A shares reported a cumulative total loss of 12.94%, excluding sales charges. The Fund remained competitive in comparison to its three benchmarks, based on the Fund's predominant allocation in S&P 500 Index securities. The S&P 500 Index lost 12.54%, the Lehman Brothers U.S. Treasury Bond Index returned 8.93%, and the IBC All Taxable Money Fund Average posted a 2.37% return over the five-month period. A portion of the Fund's performance can be attributed to the fact that on the last day of the reporting period, August 31, the market experienced a substantial decline, with the Dow Jones Industrial Average dropping over 500 points.
  The Fund has performed as expected, remaining competitive with the S&P 500 Index. Stock returns for the first part of the reporting period were well above

INVESTMENT ADVISOR COMMENTARY                              Index Allocation Fund
------------------------------------------------------------------------

historical norms. Unfortunately, concerns about Asia's financial and economic woes impacted U.S. corporate earnings by the end of the reporting period.
  After a strong showing in June and early July, U.S. equities began to lose steam as companies warned that the second half of the year would create challenges for earnings. As a result, August was a volatile month for equities as witnessed by the performance of the S&P 500 Index. Despite these market conditions, we believe that stocks continue to be a more attractive investment than bonds in the current economic environment, and have weighted the portfolio accordingly.

AVERAGE ANNUAL RETURNS(1) (as of August 31, 1998)
------------------------------------------------------------------------
EXCLUDING SALES CHARGE
-------------------------------------------

                YEAR-TO-
                  DATE       1- YEAR    5- YEAR   10- YEAR
CLASS A             (1.42)       6.60      14.32      13.35
CLASS B             (1.97)       5.73      13.50      12.57
CLASS C             (1.92)       5.82      13.52      12.57

INCLUDING SALES CHARGE(2)
-------------------------------------------

                YEAR-TO-
                  DATE       1- YEAR    5- YEAR   10- YEAR
CLASS A             (5.85)       1.83      13.28      12.82
CLASS B             (6.87)       0.97      13.25      12.57
CLASS C             (2.90)       4.87      13.52      12.57

PORTFOLIO REVIEW
  Every day the Fund's proprietary investment model analyzes extensive financial data from numerous sources to determine an appropriate asset allocation and recommend shifts in the Fund's investments based on changing economic conditions. As opportunities arise among the three asset classes, the investment model will shift Fund assets accordingly in 5% increments.
  We manage the allocation of investments in the Fund's portfolio based on the assumption that the Fund's "normal" allocation is 100% stocks and no bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.
  During the five-month reporting period ended August 31, 1998, the Fund maintained an asset allocation of 100% stocks and no bonds. The Fund's portfolio is comprised predominately of stocks that make up the S&P 500 Index, including some of the biggest corpora-

Index Allocation Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

tions in the U.S. Investors tend to favor the relatively consistent earnings that these stocks traditionally offer in comparison to small-capitalization stocks.
  Given the recent tumble in stock prices and extremely expensive bond prices, stocks continue to be viewed as attractive investments for the Fund at this time. We will continue to evaluate expected returns and economic conditions through our quantitative investment model to provide an optimal asset mix.

TOP 10 HOLDINGS (as of August 31, 1998)
---------------------------------------------------------

NAME                                 % OF PORTFOLIO
GENERAL ELECTRIC CO.                      3.4%
MICROSOFT CORP.                           3.1%
COCA COLA CO.                             2.1%
EXXON CORP                                2.1%
MERCK & CO.                               1.8%
WAL MART STORES INC.                      1.7%
PFIZER INC.                               1.6%
INTEL CORP.                               1.6%
IBM CORP.                                 1.4%
PROCTER & GAMBLE CO.                      1.3%

PORTFOLIO ALLOCATION(3) (as of August 31, 1998)
---------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Stocks          100%

STRATEGIC OUTLOOK
--------------------------------------------------
  Low inflation, moderate economic growth and low interest rates continue to be the three primary factors contributing to the strength of the overall U.S. market. We believe that the U.S. dollar will continue to be strong

INVESTMENT ADVISOR COMMENTARY                              Index Allocation Fund
------------------------------------------------------------------------

and inflation will remain at stable to low levels. Given these views, we feel that long-term interest rates may drift lower and short-term rates will remain stable or be reduced with possible interference from the Federal Reserve Board.
  We still believe the crisis in Asia will continue to be a key factor in future market movements. U.S. corporations deriving a large portion of their profits from Asia could see continued share price volatility. Although the problems in Asia could last several years, we believe that the economy will continue to remain strong.
  The Fund will continue to apply its quantitative strategies to allocate assets among stocks, bonds and cash, taking into consideration news and events that affect the economy and companies in general. Overall, we feel that the Fund is well positioned for the upcoming months and we expect it to produce solid long-term performance.

1 Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these waivers and reimbursements, the Fund's returns would have been lower.

  Performance shown for Class A shares of the Stagecoach Index Allocation Fund, reflects performance of the Class A shares of the Overland Express Index Allocation Fund (the accounting survivor of a merger of the Funds on December 12, 1997). Performance shown or advertised for the Class B and Class C shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund adjusted to reflect sales charges and expenses of the Class B and Class C shares, respectively. For periods prior to July 1, 1993, Class B and Class C share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect the sales charges and expenses of the Class B and Class C shares respectively.

2 For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%.

3 Represents recommended asset mix. Actual portfolio allocation may differ depending on current market activity.

U.S. Government Allocation Fund                    INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

U.S. GOVERNMENT ALLOCATION FUND

  The U.S. Government Allocation Fund (the "Fund") seeks over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.
  The Fund is a professionally managed portfolio, advised by Wells Fargo Bank, N.A. Barclays Global Fund Advisors serves as investment sub-advisor.

FUND DATA (as of August 31, 1998)
---------------------------------------------------------

                                          CLASS A    CLASS B
TOTAL NET ASSETS ($MM)                   78.2       16.8
NET ASSET VALUE                          $15.00     $10.91

PERFORMANCE SUMMARY
  As of August 31, 1998, the Fund's Class A share net asset value was $15.00, increasing during the five-month reporting period from $14.87 on March 31, 1998. The Fund's Class A shares distributed $0.30 per share in dividend income and no capital gains were paid out during this period.
  The distribution rate for Class A shares of the Fund for the period ended August 31, 1998 was 4.42%, based on an annualization of August's monthly dividend of $0.055 per share and the maximum offering price of $15.71 on August 31, 1998.
  During the five-month reporting period ended August 31, 1998, the Fund's Class A shares reported a cumulative total return of 2.90%, excluding sales charges. The Fund remained competitive in comparison to its three benchmarks according to the portfolio allocation. The Lehman Brothers U.S. Treasury Bond Index returned 8.93%, the Lehman Brothers U.S. Treasury Note Index returned 3.29%, and the IBC All Taxable Money Fund Average posted a 2.37% return over the five-month period.
  The Fund benefited from a number of factors, including flattening yield curves and continued economic uncertainties in Asia. U.S. Treasuries prospered in the last five months, primarily because of low inflation in the U.S. and demand from foreign investors seeking a "safe haven" from global market volatility. If problems in Asia deteriorate further, bond prices could prosper from slower economic growth in the U.S. and increased safe haven demand from abroad.

INVESTMENT ADVISOR COMMENTARY                    U.S. Government Allocation Fund
------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS(1) (as of August 31, 1998)
------------------------------------------------------------------------
EXCLUDING SALES CHARGE
-------------------------------------------

                YEAR-TO-
                  DATE       1- YEAR    5- YEAR   10- YEAR
CLASS A              4.15        7.25       4.10       8.26
CLASS B              3.68        6.45       3.54       7.67

INCLUDING SALES CHARGE(2)
-------------------------------------------

                YEAR-TO-
                  DATE       1- YEAR    5- YEAR   10- YEAR
CLASS A             (0.53)       2.43       3.15       7.77
CLASS B             (1.32)       1.45       3.31       7.67

MONTHLY DIVIDEND HISTORY

MONTH                                  CLASS A    CLASS B
------------------------------------  ---------  ---------
APRIL 1998                            $0.057     $0.035
MAY 1998                              $0.061     $0.038
JUNE 1998                             $0.059     $0.037
JULY 1998                             $0.064     $0.040
AUGUST 1998                           $0.055     $0.034

PORTFOLIO REVIEW
  The Fund's investment policy is to invest in the combination of long-term Treasury bonds, intermediate-term Treasury notes, and money market securities that offer the optimum balance of risk and return. The Fund selects the most attractive mix by comparing the expected return, risk and correlation of long-term, intermediate-term, and short-term Treasury securities.
  During the five-month reporting period ended August 31, 1998, the Fund experienced two asset allocation changes. In April, the Fund was reallocated to 0% bonds, 40% notes and 60% cash from a previous mix of 10% bonds, 20% notes and 70% cash. The Fund maintained this asset allocation until August 25, when it was reallocated to 10% bonds, 10% notes and 80% cash to take advantage of opportunities on the shorter-end of the yield curve.
  The combination of a healthy U.S. economy and low inflation caused the yield difference between short-term and long-term bonds to decline over the past five months. Since yield is a measure of expected return, as long-term bond yields declined, bonds became less

U.S. Government Allocation Fund                    INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

attractive relative to shorter maturity securities. As a result, the Fund invested in a conservative mix more heavily weighted in intermediate notes and cash.

MODEL ALLOCATION CHANGES (during 5-month reporting period)
---------------------------------------------------------

DATE                                      BONDS  NOTES  CASH
----------------------------------------  ----   ----   ----
APRIL 28                                   0%    40%    60%
AUGUST 25                                 10%    10%    80%

PORTFOLIO DATA (as of August 31, 1998)
---------------------------------------------------------

AVERAGE COUPON                       1.64%
AVERAGE MATURITY                     3.16 years
AVERAGE DURATION                     1.85 years

PORTFOLIO ALLOCATION(3) (as of August 31, 1998)
---------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds            10%
Notes            10%
Cash             80%

STRATEGIC OUTLOOK
  Low inflation, moderate economic growth and low interest rates continue to be the three primary factors contributing to the strength of the overall U.S. market. While the crisis in Asia has affected earnings in some areas, the overall U.S. economy is sound. Given these views, we do not feel that interest rates will increase in the near future. We feel that long-term interest rates may drift lower and short-term rates will remain stable or be reduced with possible interference this year from the Federal Reserve Board.

INVESTMENT ADVISOR COMMENTARY                    U.S. Government Allocation Fund
------------------------------------------------------------------------

  As a result, the Fund will continue to apply its process-driven strategy that applies asset allocation technology to manage its fixed-income securities portfolio. The Fund will take advantage of yield spread opportunities between long-term U.S. government bonds, intermediate-term government notes and money market instruments to benefit from a stable interest rate environment. The model will continue to monitor events in Asia closely, as it determines the optimal asset mixes on a daily basis. Overall, we feel that the Fund is well positioned for the upcoming months and we expect it to produce solid long-term performance.

1 Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which increases total return to shareholders. Without these waivers and reimbursements, the Fund's returns would have been lower.

  Performance shown for the Class A shares of the Stagecoach U.S. Government Allocation Fund for periods prior to January 2, 1992, reflects performance of the shares of the Fixed Income Strategy Fund of Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Fund. Performance shown or advertised for Class B shares of the Stagecoach Fund for periods between January 2, 1992, and January 1, 1995, reflects performance of the Class A shares of the Stagecoach Fund adjusted to reflect sales charges and expenses of the Class B shares; for periods prior to January 2, 1992, performance shown or advertised for Class B shares of the Stagecoach Fund reflects performance of the predecessor portfolio with expenses adjusted to reflect Class B share sales charges and expenses.

2 For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%.

3 Represents recommended asset mix. Actual portfolio allocation may differ depending on current market activity.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Asset Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 72.11%
             AEROSPACE - 0.52%
    140,343  Boeing Company                                                  $  5,927,108  $    4,341,862
     27,311  Lockheed Martin Corporation                                        2,377,817       2,388,006
     27,390  Rockwell International Corporation                                 1,295,858         992,887
                                                                             ------------  --------------
                                                                             $  9,600,783  $    7,722,755

             AUTOMOBILE & RELATED - 0.84%
     89,868  Chrysler Corporation                                            $  3,144,820  $    4,010,359
     23,051  Dana Corporation                                                     921,254         903,311
    168,527  Ford Motor Company                                                 5,005,234       7,415,188
                                                                             ------------  --------------
                                                                             $  9,071,308  $   12,328,858

             BASIC INDUSTRIES - 0.34%
     27,449  Allegheny Teledyne Incorporated                                 $    647,066  $      413,451
     41,168  Colgate-Palmolive Company                                          2,493,545       2,969,242
     25,146  Freeport-McMoran Copper & Gold Incorporated+                         601,479         292,322
     40,003  Nike Incorporated                                                  1,644,688       1,387,604
                                                                             ------------  --------------
                                                                             $  5,386,778  $    5,062,619

             BEVERAGE BREWING AND DISTRIBUTION - 1.90%
    343,625  Coca-Cola Company                                               $ 19,291,917  $   22,378,578
    207,437  Pepsico Incorporated                                               6,671,296       5,743,412
                                                                             ------------  --------------
                                                                             $ 25,963,213  $   28,121,990

             CAPITAL GOODS - 0.63%
     25,723  Browning Ferris Industrials Incorporated                        $    875,021  $      835,998
     10,548  Case Corporation                                                     561,586         284,796
     68,580  Electronic Data Systems Corporation                                2,786,855       2,297,430
     21,673  Gateway 2000 Incorporated+                                         1,226,891       1,025,404
     11,147  Harris Corporation                                                   418,667         355,311
     22,769  IMS Health Incorporated                                              863,339       1,252,295
     13,095  Maytag Corporation                                                   384,274         564,722
     47,104  Raytheon Company                                                   2,387,621       2,149,120

Asset Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      8,478  Tupperware Corporation                                          $    264,605  $      160,022
     15,562  Willamette Industries Incorporated                                   512,568         383,214
                                                                             ------------  --------------
                                                                             $ 10,281,427  $    9,308,312

             COMPUTER SOFTWARE - 2.97%
     60,241  First Data Corporation                                          $  2,004,252  $    1,246,236
    144,176  Hewlett Packard Company                                            7,552,567       7,001,547
    342,834  Microsoft Corporation+                                            19,270,253      32,890,637
    136,018  Oracle Corporation+                                                3,491,993       2,711,859
                                                                             ------------  --------------
                                                                             $ 32,319,065  $   43,850,279

             COMPUTER SYSTEMS - 2.39%
     49,820  3COM Corporation+                                               $  2,069,060  $    1,180,111
    229,987  Compaq Computer Corporation                                        5,157,048       6,425,262
    131,190  IBM Corporation                                                   11,313,477      14,775,274
    182,707  Lucent Technologies Incorporated                                   7,456,085      12,949,359
                                                                             ------------  --------------
                                                                             $ 25,995,670  $   35,330,006

             CONGLOMERATES - 0.13%
     16,560  ITT Industries Incorporated                                     $    456,173  $      498,870
     16,101  Loews Corporation                                                  1,412,042       1,358,522
                                                                             ------------  --------------
                                                                             $  1,868,215  $    1,857,392

             CONSUMER - BASIC - 0.28%
     40,279  Bestfoods                                                       $  1,700,408  $    2,021,502
     53,570  CVS Corporation+                                                   1,531,250       1,948,609
     10,257  Mallinckrodt Incorporated                                            366,090         234,629
                                                                             ------------  --------------
                                                                             $  3,597,748  $    4,204,740

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Asset Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             CONSUMER-DISCRETIONARY - 0.28%
    119,330  Cendant Corporation+                                            $  3,111,243  $    1,379,753
     15,011  Dillards Incorporated                                                500,491         433,443
     14,258  Harrah Entertainment Incorporated+                                   341,051         205,850
     35,763  Marriott International Incorporated                                  935,161       1,003,599
      7,904  Reebok International Limited                                         264,379         127,946
     21,252  Tricon Global Restaurants Incorporated+                              562,859         787,652
     18,941  Venator Group Incorporated                                           367,256         171,653
                                                                             ------------  --------------
                                                                             $  6,082,440  $    4,109,896

             ELECTRICAL EQUIPMENT - 0.04%
     34,089  Seagate Technology Incorporated+                                $    989,831  $      596,557

             ENERGY & RELATED - 4.22%
    133,528  Amoco Corporation                                               $  5,333,033  $    6,050,487
     10,544  Ashland Incorporated                                                 472,567         480,411
     44,649  Atlantic Richfield Company                                         3,042,745       2,589,642
     44,509  Baker Hughes Incorporated                                          1,246,982         812,289
    340,496  Exxon Corporation                                                 18,370,565      22,281,207
     25,493  FPL Group Incorporated                                             1,254,631       1,696,878
    108,696  Mobil Corporation                                                  6,922,463       7,513,611
    298,424  Royal Dutch Petroleum Company                                     13,509,612      11,862,354
     69,430  Schlumberger Limited                                               4,107,527       3,041,902
     75,330  Texaco Incorporated                                                3,740,691       4,185,523
     35,473  Union Pacific Resources Group Incorporated                           852,600         303,738
     10,420  W. R. Grace & Company+                                               150,076         134,157
     59,222  Williams Companies Incorporated                                    1,441,752       1,362,106
                                                                             ------------  --------------
                                                                             $ 60,445,244  $   62,314,305

Asset Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT & LEISURE - 0.71%
     25,059  Mirage Resorts Incorporated+                                    $    633,621  $      372,753
     70,557  Tele-Communications Service Group+                                 1,569,488       2,328,381
    284,552  Walt Disney Company                                                7,822,242       7,807,395
                                                                             ------------  --------------
                                                                             $ 10,025,351  $   10,508,529

             FINANCE & RELATED - 5.40%
     20,273  Aetna Incorporated                                              $  1,701,979  $    1,220,181
     48,251  Associates First Capital Corporation                               2,734,666       2,852,840
     97,666  Banc One Corporation                                               4,348,446       3,711,308
    104,568  Bank of New York Company Incorporated                              2,193,884       2,529,239
     94,999  BankAmerica Corporation                                            5,579,485       6,085,873
     40,870  BankBoston Corporation                                             1,531,478       1,458,548
     39,294  BB & T Corporation                                                 1,274,850       1,107,600
      9,193  Capital One Financial Corporation                                  1,130,286         804,388
    118,752  Chase Manhattan Corporation                                        5,650,943       6,293,856
     30,127  CIGNA Corporation                                                  1,552,028       1,753,015
     43,123  Conseco Incorporated                                               1,725,109       1,191,273
     15,211  Countrywide Credit Industries Incorporated                           567,125         569,462
    144,291  Federal National Mortgage Association                              6,298,784       8,197,532
     40,012  First Chicago Corporation                                          2,439,559       2,535,761
    134,885  First Union Corporation                                            5,751,529       6,541,922
     21,012  Guidant Corporation                                                  988,624       1,297,491
     32,838  Hartford Financial Services Group Incorporated                     1,240,398       1,469,500
     35,791  Mellon Bank Corporation                                            1,597,556       1,861,132
     83,160  Morgan Stanley Dean Witter & Company                               3,986,442       4,828,477
    133,333  Nationsbank Corporation                                            7,106,762       7,599,981
     13,375  Providian Financial Corporation                                      459,321         858,508
     15,288  Republic New York Corporation                                        709,639         630,630
     19,814  SAFECO Corporation                                                   832,757         804,944
     23,719  SLM Holding Corporation                                            1,153,866         850,919
     22,600  State Street Corporation                                           1,248,409       1,176,612
     24,640  Summit Bancorp                                                     1,210,371         840,840

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Asset Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
    160,072  Travelers Group Incorporated                                    $  6,282,561  $    7,103,195
    103,216  US Bancorp                                                         2,941,500       3,522,246
                                                                             ------------  --------------
                                                                             $ 74,238,357  $   79,697,273

             FOOD & RELATED - 1.78%
     34,357  Albertsons Incorporated                                         $  1,336,906  $    1,737,176
     38,306  American Stores Company                                              782,221       1,110,874
     84,207  Archer Daniels Midland Corporation                                 1,570,210       1,263,103
     50,852  H. J. Heinz Company                                                2,168,514       2,711,047
     95,614  McDonald's Corporation                                             4,601,898       5,360,360
    338,084  Philip Morris Companies Incorporated                              12,488,152      14,051,616
                                                                             ------------  --------------
                                                                             $ 22,947,901  $   26,234,176

             FOOD SERVICES - 0.02%
     19,814  Darden Restaurants Incorporated                                 $    233,813  $      307,117

             GENERAL BUSINESS & RELATED - 4.59%
     99,902  CBS Corporation+                                                $  2,532,186  $    2,597,452
     32,382  Corning Incorporated                                               1,231,964         797,407
    157,047  E. I. du Pont de Nemours & Company                                 8,199,224       9,059,649
     20,625  FDX Corporation+                                                   1,116,874       1,032,539
    453,394  General Electric Company                                          26,838,558      36,271,520
     20,659  General Instrument Corporation                                       375,644         410,598
     12,902  Georgia-Pacific Group                                                747,538         553,173
     59,186  HBO & Company                                                      1,427,702       1,257,702
     77,522  Kimberly Clark Corporation                                         3,400,570       2,955,526
     84,693  MediaOne Group Incorporated+                                       2,114,469       3,472,413
     18,196  Morton International Incorporated                                    529,144         404,861
     17,718  Provident Companies Incorporated                                     644,827         637,848
     16,943  Tribune Company                                                      812,372       1,091,765
     71,571  US West Incorporated                                               2,750,839       3,721,692
     78,635  Waste Management Incorporated                                      3,757,702       3,469,769
                                                                             ------------  --------------
                                                                             $ 56,479,613  $   67,733,914

Asset Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             HEALTHCARE - 2.66%
    182,460  American Home Products Corporation                              $  6,326,909  $    9,145,807
     89,550  Columbia HCA Healthcare Corporation                                2,838,510       2,020,472
    154,125  Eli Lilly & Company                                                7,578,780      10,095,187
     57,021  Healthsouth Corporation+                                           1,409,333       1,079,835
    181,669  Pfizer Incorporated                                               11,047,146      16,895,217
                                                                             ------------  --------------
                                                                             $ 29,200,678  $   39,236,518

             INTERNATIONAL STOCKS - 0.38%
     89,041  Unilever NV                                                     $  4,552,382  $    5,642,973

             LARGE CAPITALIZATION STOCKS - 23.52%
      5,232  Adolph Coors Company                                            $    145,560  $      215,820
     19,799  Advanced Micro Devices Incorporated+                                 467,538         261,099
     32,582  Air Products & Chemicals Incorporated                              1,149,983         995,787
     79,296  Airtouch Communications Incorporated+                              2,954,405       4,460,400
      7,957  Alberto Culver Company                                               194,873         159,140
     31,805  Alcan Aluminum Limited                                               933,155         604,295
      9,172  Allergan Incorporated                                                311,634         433,377
     78,697  Allied Signal Incorporated                                         2,625,696       2,700,291
     38,475  ALLTEL Corporation                                                 1,474,555       1,736,184
     12,043  Alza Corporation+                                                    356,389         433,548
     12,838  Amerada Hess Corporation                                             674,451         630,667
     26,554  American Electric Power Company Incorporated                       1,145,066       1,201,568
     64,159  American Express Company                                           4,495,014       5,004,402
     35,281  American General Corporation                                       1,689,753       2,266,804
     10,151  American Greetings Corporation                                       357,462         371,780
    145,995  American International Group Incorporated                          8,872,869      11,287,238
    153,147  Ameritech Corporation                                              5,104,660       7,217,052
     35,540  Amgen Incorporated+                                                1,884,016       2,163,497
     30,857  AMP Incorporated                                                   1,264,968       1,101,209
     25,613  AMR Corporation                                                    1,365,757       1,395,908
     12,507  Andrew Corporation+                                                  272,252         185,260
     67,643  Anheuser-Busch Companies Incorporated                              2,673,073       3,120,033

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Asset Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     18,636  Apple Computer Incorporated                                     $    474,398  $      581,210
     15,257  Armco Incorporated                                                    87,551          62,935
      5,615  Armstrong World Industrials Incorporated                             364,760         269,520
      5,870  Asarco Incorporated                                                  157,214          93,553
      6,731  Autodesk Incorporated                                                252,915         157,337
     41,891  Automatic Data Processing Incorporated                             2,054,336       2,670,551
     16,451  Avery Dennison Corporation                                           632,890         883,213
     18,378  Avon Products Incorporated                                         1,073,497       1,155,517
      4,237  Ball Corporation                                                     140,279         158,358
     20,630  Baltimore Gas & Electric Company                                     570,888         635,662
     13,786  Bankers Trust Corporation                                          1,327,698       1,024,472
     52,319  Barrick Gold Corporation                                           1,157,980         680,147
      7,756  Bausch & Lomb Incorporated                                           326,472         328,176
     39,265  Baxter International Incorporated                                  1,840,830       2,090,861
     34,422  Becton Dickinson & Company                                           838,064       1,146,683
    137,765  Bellsouth Corporation                                              6,535,337       9,445,513
      7,310  Bemis Company Incorporated                                           270,469         262,246
     16,056  Bethlehem Steel Corporation                                          207,520         115,402
     15,642  Biomet Incorporated+                                                 339,454         420,379
     13,300  Black & Decker Corporation                                           521,197         553,612
      7,894  Boise Cascade Corporation                                            277,299         192,910
     27,016  Boston Scientific Corporation+                                     1,447,048       1,870,858
      3,352  Briggs & Stratton Corporation                                        151,823         123,395
      9,636  Brown Forman Corporation                                             445,171         578,160
     13,930  Brunswick Corporation                                                365,884         208,079
     24,747  Burlington Resources Incorporated                                    998,913         731,583
      7,986  C. R. Bard Incorporated                                              253,464         261,541
     63,202  Campbell Soup Company+                                             2,695,951       3,183,801
     21,102  Carolina Power & Light Company                                       750,702         908,705
     51,234  Caterpillar Incorporated                                           2,256,096       2,161,434
      8,228  Centex Corporation                                                   202,027         291,065
     29,830  Central & Southwest Corporation                                      747,573         779,309
     10,121  Ceridian Corporation                                                 439,319         490,868
     13,452  Champion International Corporation                                   647,938         443,916
     91,007  Chevron Corporation                                                6,230,699       6,740,206
     23,381  Chubb Corporation                                                  1,438,510       1,461,312

Asset Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      5,580  Cincinnati Milacron Incorporated                                $    136,482  $      108,112
     13,851  Circuit City Stores Incorporated                                     473,773         427,650
    142,369  Cisco Systems Incorporated+                                        7,108,232      11,656,462
     62,835  Citicorp                                                           7,074,635       6,794,034
     14,553  Clorox Company                                                       906,708       1,403,455
     29,754  Coastal Corporation                                                  738,056         773,604
     11,749  Columbia Energy Group                                                466,018         584,513
     51,659  Comcast Corporation                                                1,328,073       1,930,755
     75,984  Computer Associates International Incorporated                     2,901,331       2,051,568
     21,867  Computer Sciences Corporation+                                       881,443       1,236,852
     66,792  Conagra Incorporated                                               1,852,090       1,653,102
     13,350  Consolidated Natural Gas Company                                     676,227         584,897
     16,935  Cooper Industries Incorporated                                       814,807         720,796
     11,003  Cooper Tire & Rubber Company                                         265,143         176,048
      6,386  Crane Company                                                        234,610         257,036
     17,270  Crown Cork & Seal Company Incorporated                               838,479         565,592
      5,272  Cummins Engine Company Incorporated                                  290,091         214,504
     13,016  Cyprus Amax Minerals Company                                         287,419         119,584
      6,660  Data General Corporation                                             124,159          49,950
     34,537  Deere & Company                                                    1,567,492       1,137,562
     11,304  Deluxe Corporation                                                   370,066         327,816
     27,151  Dominion Resource Incorporated                                     1,072,079       1,131,857
     31,225  Dover Corporation                                                    874,183         850,881
     31,303  Dow Chemical Company                                               2,663,209       2,441,634
     12,924  Dow Jones & Company Incorporated                                     581,410         643,777
     24,577  Dresser Industries Incorporated                                      820,303         628,250
      2,780  Eastern Enterprises                                                   97,866         109,984
     11,006  Eastman Chemical Company                                             654,562         567,497
     17,966  Ecolab Incorporated                                                  385,416         499,679
      6,444  EG & G Incorporated                                                  133,250         151,031
     61,553  Emerson Electric Company                                           3,077,632       3,508,521
     20,178  Engelhard Corporation                                                400,563         370,771
     46,021  Enron Corporation                                                  1,870,526       1,947,264
     34,182  Entergy Corporation                                                  936,768         984,869
     39,508  Fleet Financial Group Incorporated                                 2,436,241       2,590,243

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Asset Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      5,165  Fleetwood Enterprises Incorporated                              $    157,471  $      172,705
     11,696  Fluor Corporation                                                    579,992         462,723
      4,852  FMC Corporation                                                      340,789         251,091
      5,627  Foster Wheeler Corporation                                           200,987          69,282
     94,462  Freddie Mac Common Stock                                           3,040,208       3,731,249
     39,814  Gannett Company Incorporated                                       1,863,129       2,349,026
     17,662  General Dynamics Corporation                                         639,339         840,049
     22,144  General Mills Incorporated                                         1,389,185       1,449,048
     92,957  General Motors Corporation                                         5,164,016       5,368,267
     10,702  General Re Corporation                                             1,985,913       2,220,665
      6,071  General Signal Corporation                                           245,646         223,109
     25,016  Genuine Parts Company                                                784,016         783,313
    156,286  Gillette Company                                                   6,666,457       6,427,262
      7,974  Golden West Financial Corporation                                    567,636         607,021
     21,877  Goodyear Tire & Rubber Company                                     1,194,951       1,071,973
      5,296  Great Atlantic & Pacific Tea Company                                 143,384         126,111
      8,282  Great Lakes Chemical Corporation                                     404,790         324,033
     14,774  H&R Block Incorporated                                               601,564         578,033
     15,359  H. F. Ahmanson & Company                                             728,587         818,827
     36,793  Halliburton Company                                                1,419,197         977,314
      9,901  Harcourt General Incorporated                                        469,986         480,817
      6,891  Harnischfeger Industrials Incorporated                               238,710         110,687
     17,915  Hasbro Incorporated                                                  519,900         560,963
      6,971  Helmerich & Payne Incorporated                                       172,663         113,279
     20,024  Hershey Foods Corporation                                            994,786       1,401,680
     34,314  Hilton Hotels Corporation                                            862,973         712,015
     21,807  Homestake Mining Company                                             313,844         193,537
     67,707  Household International Incorporated                               2,071,327       2,500,927
     39,925  Houston Industries Incorporated                                      922,856       1,150,339
     34,788  Illinois Tool Works Incorporated                                   1,560,807       1,685,044
     23,340  INCO Limited                                                         581,656         195,472
     23,210  Ingersoll Rand Company                                               823,750         922,597
     15,297  International Flavors & Fragrances Incorporated                      735,094         592,759
     42,485  International Paper Company                                        1,912,172       1,571,945
     17,838  Interpublic Group Companies Incorporated                             724,036       1,016,766

Asset Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     35,103  J. C. Penney Company Incorporated                               $  1,932,528  $    1,739,792
     24,847  J.P. Morgan & Company Incorporated                                 2,446,778       2,310,771
     14,900  Jefferson Pilot Corporation                                          647,571         845,575
      5,379  Jostens Incorporated                                                 124,113         106,908
      5,409  Kaufman & Broad Home Corporation                                     106,164         115,617
     56,900  Kellogg Company                                                    2,257,302       1,735,450
      6,724  Kerr McGee Corporation                                               398,076         259,714
     61,604  KeyCorp                                                            1,656,984       1,570,902
     10,257  King World Productions Incorporated+                                 232,159         215,397
     68,318  KMart Corporation                                                    911,705         871,054
     10,957  Knight Ridder Incorporated                                           494,804         521,827
     35,745  Kroger Company+                                                    1,017,152       1,608,525
     31,635  Limited Incorporated                                                 700,724         660,381
     14,007  Lincoln National Corporation                                         910,322       1,204,602
      9,380  Liz Claiborne Incorporated                                           370,486         267,330
      5,372  Longs Drug Stores Corporation                                        130,161         183,319
     15,267  Louisiana-Pacific Corporation                                        376,653         288,165
     48,996  Lowes Companies Incorporated                                       1,089,176       1,717,922
      8,946  Manor Care Incorporated                                              265,122         214,704
     35,748  Marsh & McLennan Companies Incorporated                            1,579,000       1,733,778
     46,370  Masco Corporation                                                    958,748       1,066,510
     40,751  Mattel Incorporated                                                1,283,749       1,319,314
     69,704  MBNA Corporation                                                   1,517,406       1,638,044
      7,939  McDermott International Incorporated                                 229,958         159,276
     13,922  McGraw-Hill Companies Incorporated                                   816,996       1,061,552
    100,824  MCI Communications Corporation                                     3,805,956       5,041,200
     14,675  Mead Corporation                                                     433,919         401,728
      7,355  Meredith Corporation                                                 204,248         246,852
     48,172  Merrill Lynch & Company                                            2,736,441       3,179,352
      6,104  Millipore Corporation                                                216,060         132,380
     56,247  Minnesota Mining & Manufacturing Company                           4,473,383       3,852,920
     83,247  Monsanto Company                                                   3,002,374       4,552,570
     12,391  Moore Limited Corporation                                            214,668         118,489
      1,202  NACCO Industries Incorporated                                         95,797         114,491

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Asset Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      9,273  NALCO Chemical Company                                          $    337,481  $      268,337
     45,629  National City Corporation                                          2,795,029       2,680,704
      6,149  National Industrial Service Incorporated                             251,716         229,050
     23,028  National Semiconductor Corporation+                                  548,567         210,131
      9,632  Navistar International Corporation                                   189,096         202,272
     27,006  New York Times Company                                               638,328         783,174
     22,320  Newell Company                                                       804,579       1,065,780
     21,867  Newmont Mining Corporation                                           769,264         299,305
     20,565  Niagara Mohawk Power Corporation                                     257,777         318,758
      6,826  NICOR Incorporated                                                   230,022         264,934
     21,264  Nordstrom Incorporated                                               547,553         636,591
     52,961  Norfolk Southern Corporation                                       1,558,364       1,492,838
     20,819  Northern States Power Company                                        526,695         551,704
     90,923  Northern Telecom Limited                                           3,950,363       4,341,554
      9,310  Northrop Grumman Corporation                                         851,352         590,021
    105,256  Norwest Corporation                                                2,882,887       3,131,366
     49,110  Novell Incorporated+                                                 590,292         466,545
     12,274  Nucor Corporation                                                    642,204         441,097
     51,517  Occidental Petroleum Corporation                                   1,258,891         953,065
     14,748  Oryx Energy Company                                                  289,453         183,428
     10,987  PACCAR Incorporated                                                  438,290         450,467
     41,576  PacifiCorp                                                           901,339         938,059
     15,601  Parker Hannifin Corporation                                          526,282         452,429
     31,126  PECO Energy Company                                                  787,314       1,066,066
      6,647  Pennzoil Company                                                     384,663         237,630
      4,920  Peoples Energy Corporation                                           165,979         162,975
      8,920  Pep Boys-Manny Moe & Jack                                            245,741         131,013
      6,782  Perkin Elmer Corporation                                             396,610         392,508
      8,248  Phelps Dodge Corporation                                             551,688         369,098
     36,337  Phillips Petroleum Company                                         1,526,701       1,483,004
     34,150  Pioneer Hi-Bred International                                        976,978       1,152,563
     38,189  Pitney Bowes Incorporated                                          1,352,737       1,895,129
     34,700  Placer Dome Incorporated                                             621,966         279,769
     41,875  PNC Bank Corporation                                               1,812,403       1,800,625
      6,293  Polaroid Corporation                                                 272,303         176,991
      4,045  Potlatch Corporation                                                 178,194         132,979

Asset Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     24,946  PPG Industries Incorporated                                     $  1,330,759  $    1,267,569
     32,470  Public Service Enterprise Group Incorporated                         952,058       1,189,214
      5,908  Pulte Corporation                                                    108,282         170,594
     19,360  Quaker Oats Company                                                  854,121       1,028,500
     44,054  Ralston-Ralston Purina Group                                       1,152,834       1,159,171
     12,121  Raychem Corporation                                                  428,674         351,509
     10,282  Reynolds Metals Company                                              606,947         492,893
      8,597  Rohm & Haas Company                                                  693,510         742,029
     12,087  Rowan Companies Incorporated                                         253,506         111,805
     19,700  RR Donnelley & Sons Company                                          738,097         714,125
     20,863  Rubbermaid Incorporated                                              612,930         530,703
      5,133  Russel Corporation                                                   147,549         162,331
     10,669  Ryder Systems Incorporated                                           317,450         251,388
     65,287  Sara Lee Corporation                                               2,880,566       2,954,237
    102,131  Schering Plough Corporation                                        5,076,172       8,949,229
     11,026  Scientific-Atlanta Incorporated                                      214,470         195,022
     48,350  Seagrams Company Limited                                           1,725,296       1,492,806
     35,261  Service Corporation International                                  1,066,312       1,194,466
      3,569  Shared Medical System Corporation                                    196,711         190,495
     24,205  Sherwin Williams Company                                             629,414         577,894
     14,010  Sigma Aldrich Corporation                                            422,601         388,778
     26,135  Silicon Graphics Incorporated+                                       543,625         236,848
      8,498  Snap-On Incorporated                                                 305,008         223,073
     15,313  Sonat Incorporated                                                   621,203         414,408
     46,366  Southwest Airlines Company                                           643,784         825,894
      2,801  Springs Industries Incorporated                                      127,573          92,608
     59,951  Sprint Corporation                                                 3,050,489       4,020,464
     11,645  St Jude Medical Incorporated                                         402,508         256,918
     32,279  St Paul Companies Incorporated                                     1,150,112         986,527
     12,448  Stanley Works                                                        450,571         490,140
     13,946  Stone Container Corporation                                          214,113         145,561
     13,274  Sun Company Incorporated                                             469,613         438,872
     52,900  Sun Microsystems Incorporated+                                     1,663,101       2,096,163
     29,555  SunTrust Banks Incorporated                                        1,596,951       1,655,080
     16,668  Supervalu Incorporated                                               299,615         338,569

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Asset Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     46,947  Sysco Corporation                                               $    881,521  $      947,743
     14,141  Tandy Corporation                                                    450,942         771,568
      7,119  Tektronix Incorporated                                               247,074         108,120
      7,936  Temple-Inland Incorporated                                           421,722         355,632
     54,369  Texas Instruments Incorporated                                     2,248,439       2,592,722
     37,024  Texas Utilities Company                                            1,432,840       1,573,520
     22,811  Textron Incorporated                                               1,228,141       1,431,390
      7,767  Thomas & Betts Corporation                                           363,874         264,563
     82,241  Time Warner Incorporated                                           4,587,160       6,610,120
     12,413  Times Mirror Company                                                 609,875         709,868
      8,718  Timken Company                                                       243,450         158,559
     44,402  TJX Companies Incorporated                                           592,227         990,720
     19,595  Torchmark Corporation                                                663,698         700,521
     38,817  Toys 'R' Us Incorporated+                                          1,211,053         720,541
      8,823  Transamerica Corporation                                             796,387         904,909
     17,241  TRW Incorporated                                                     850,694         739,208
     30,254  Unicom Corporation                                                   864,861       1,077,799
      9,759  Union Camp Corporation                                               509,148         361,693
     17,421  Union Carbide Corporation                                            753,903         700,106
     34,638  Union Pacific Corporation                                          1,886,421       1,379,025
     35,105  Unisys Corporation                                                   546,636         629,696
     26,464  United Healthcare Corporation                                      1,403,071         956,012
     10,581  United States Surgical Corporation                                   324,391         422,579
     31,934  United Technologies Corporation                                    2,136,718       2,317,211
     33,567  Unocal Corporation                                                 1,180,938       1,051,067
     19,396  Unum Corporation                                                     795,027         853,424
     14,153  US Airways Group Incorporated                                        648,532         824,412
     12,070  US Steel Group Incorporated                                          400,614         252,716
     25,754  UST Incorporated                                                     786,741         672,823
     40,420  USX-Marathon Group                                                 1,103,977       1,050,920
     16,923  V F Corporation                                                      647,271         640,959
     49,586  Viacom Incorporated+                                               2,068,661       2,460,705
     13,608  W W Grainger Incorporated                                            569,026         533,264
     28,867  Wachovia Corporation                                               1,952,673       2,116,312
    114,046  Warner Lambert Company                                             4,228,431       7,441,502
     11,866  Wells Fargo & Company                                              3,140,329       3,344,729

Asset Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     18,353  Wendy's International Incorporated                              $    394,524  $      368,207
     14,234  Westvaco Corporation                                                 424,428         298,914
     27,976  Weyerhaeuser Company                                               1,314,944       1,050,849
     10,504  Whirlpool Corporation                                                597,994         521,261
     20,818  Winn-Dixie Stores Incorporated                                       770,814         775,471
     16,248  Wm. Wrigley Jr & Company                                           1,107,826       1,259,220
     13,535  Worthington Industries Incorporated                                  256,260         175,955
     45,683  Xerox Corporation                                                  3,064,808       4,011,538
                                                                             ------------  --------------
                                                                             $316,646,827  $  347,120,252

             MANUFACTURING PROCESSING - 3.71%
    214,755  Abbott Laboratories                                             $  6,252,753  $    8,268,068
      3,994  Aeroquip-Vickers Incorporated                                        174,877         161,008
     25,610  Aluminum Company of America                                        1,630,115       1,533,399
     10,015  B. F. Goodrich Company                                               399,752         271,031
     23,884  Dun & Bradstreet Corporation                                         583,731         561,274
     45,037  Eastman Kodak Company                                              2,996,182       3,518,516
      9,973  Eaton Corporation                                                    773,019         584,044
     29,451  Fort James Corporation                                             1,148,406         857,760
     24,093  Fortune Brands Incorporated                                          804,997         664,063
     21,439  Fred Meyer Incorporated+                                           1,028,927         842,821
     13,160  Hercules Incorporated                                                627,984         336,403
     17,515  Honeywell Incorporated                                             1,113,734       1,094,688
     18,800  IKON Office Solutions Incorporated                                   540,396         104,575
    187,064  Johnson & Johnson                                                 10,469,370      12,907,416
     11,882  Johnson Controls Incorporated                                        487,860         508,698
     20,023  Owens-Illinois Incorporated                                          746,504         624,467
     17,705  Pall Corporation                                                     400,813         362,953
     22,070  Praxair Incorporated                                                 933,666         791,761
    186,606  Procter & Gamble Company                                          11,900,892      14,275,359
     11,646  Sealed Air Corporation                                               659,170         419,256
     33,582  Sempra Energy                                                        827,381         854,242
     23,802  Tenneco Incorporated                                               1,022,995         754,226
     80,352  Tyco International Limited                                         3,446,452       4,459,536
                                                                             ------------  --------------
                                                                             $ 48,969,976  $   54,755,564

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Asset Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MEDIUM CAPITALIZATION STOCKS - 3.19%
      9,620  Adobe Systems Incorporated                                      $    409,906  $      252,525
    116,812  Allstate Corporation                                               4,005,259       4,380,450
     16,730  Anadarko Petroleum Corporation                                       551,236         480,988
     23,485  AON Corporation                                                    1,169,457       1,469,280
     13,340  Apache Corporation                                                   465,972         305,153
     51,378  Applied Materials Incorporated+                                    1,423,213       1,261,972
     21,357  AutoZone Incorporated+                                               614,211         553,947
     32,044  Battle Mountain Gold Company                                         214,924          98,135
     15,932  Bear Stearns Companies Incorporated                                  900,372         588,488
     22,075  Cabletron Systems Incorporated+                                      564,156         154,525
     18,371  Cardinal Health Incorporated                                       1,339,036       1,607,463
     37,159  Charles Schwab Corporation                                         1,165,988       1,110,125
     23,252  Cincinnati Financial Corporation                                   1,045,424         781,849
     21,796  Comerica Incorporated                                                980,307       1,138,841
     15,006  Consolidated Stores Corporation+                                     629,177         472,689
     89,594  Dell Computer Corporation+                                         3,359,330       8,959,400
     20,465  Dollar General Corporation                                           923,112         549,997
     69,270  EMC Corporation+                                                   1,665,461       3,130,138
     20,961  Equifax Incorporated                                                 689,453         746,736
     29,411  Federated Department Stores Incorporated                           1,123,151       1,281,217
     33,995  Fifth Third Bancorp                                                1,388,487       1,808,109
     35,396  Franklin Resources Incorporated                                    1,849,456       1,141,521
     23,095  Frontier Corporation                                                 562,973         701,511
     10,364  Fruit of the Loom Incorporated                                       287,807         232,542
     23,028  Humana Incorporated+                                                 588,630         299,364
     29,445  Huntington Bancshares Incorporated                                   922,375         669,874
     11,831  KLA-Tencor Corporation+                                              677,537         251,409
     22,046  Kohls Corporation+                                                 1,258,402       1,001,715
     16,564  Lehman Brothers Holdings Incorporated                                945,000         652,208
     13,755  MBIA Incorporated                                                    830,678         771,999
     20,236  Mercantile Bancorporation Incorporated                             1,118,722         889,119
     15,963  MGIC Investment Corporation                                          760,935         662,465
     15,653  Northern Trust Corporation                                         1,086,524         872,655
     22,801  Omnicom Group Incorporated                                           931,187       1,085,898
     36,109  Parametric Technology Corporation+                                   800,205         370,117

Asset Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     10,020  Progressive Corporation                                         $  1,130,335  $      976,324
     26,653  Regions Financial Corporation                                        944,593         922,860
     27,388  SunAmerica Incorporated                                            1,125,253       1,696,344
     36,838  Synovus Financial Corporation                                        798,208         669,991
     21,361  Thermo Electron Corporation+                                         792,971         347,116
     54,139  Washington Mutual Incorporated                                     2,141,598       1,732,448
                                                                             ------------  --------------
                                                                             $ 44,181,021  $   47,079,507

             PHARMACEUTICALS - 2.42%
    138,479  Bristol Myers Squibb Company                                    $ 10,288,180  $   13,553,632
    166,334  Merck & Company Incorporated                                      14,627,994      19,284,348
     70,644  Pharmacia & Upjohn Incorporated                                    2,665,022       2,936,141
                                                                             ------------  --------------
                                                                             $ 27,581,196  $   35,774,121

             RETAIL & RELATED - 3.00%
     30,099  Costco Companies Incorporated+                                  $  1,005,984  $    1,416,534
     60,821  Dayton Hudson Corporation                                          1,639,210       2,189,556
     54,736  GAP Incorporated                                                   1,638,090       2,794,957
    204,470  Home Depot Incorporated                                            5,004,837       7,872,095
     32,160  May Department Stores Company                                      1,560,977       1,809,000
     65,319  Medtronic Incorporated                                             2,628,047       3,355,764
     36,191  Rite Aid Corporation                                                 950,068       1,309,662
     54,382  Sears Roebuck & Company                                            2,430,364       2,470,982
    312,556  Wal Mart Stores Incorporated                                      11,081,049      18,362,665
     69,130  Walgreen Company                                                   1,780,700       2,661,505
                                                                             ------------  --------------
                                                                             $ 29,719,326  $   44,242,720

             SEMICONDUCTORS - 1.44%
    236,039  Intel Corporation                                               $ 14,060,522  $   16,803,026
     19,666  LSI Logic Corporation+                                               561,017         240,909
     29,664  Micron Technology Incorporated                                       987,281         674,856
     83,143  Motorola Incorporated                                              4,962,686       3,580,345
                                                                             ------------  --------------
                                                                             $ 20,571,506  $   21,299,136

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Asset Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             SHELTER & RELATED - 0.02%
      7,438  Owens Corning Fiberglass Corporation                            $    287,281  $      260,795

             TELECOMMUNICATIONS - 3.30%
    252,160  American Telephone & Telegraph Company                          $ 12,061,641  $   12,639,520
     27,002  Ascend Communications Incorporated+                                1,309,127         945,070
    215,978  Bell Atlantic Corporation                                          8,040,843       9,530,029
     34,588  Clear Channel Communications Incorporated+                         1,372,538       1,556,460
    133,905  GTE Corporation                                                    6,060,559       6,695,250
     36,950  Nextel Communications Incorporated                                 1,212,054         667,409
    255,839  SBC Communications Incorporated                                    7,763,483       9,721,882
     26,275  Tellabs Incorporated+                                              1,212,560       1,110,119
    143,584  Worldcom Incorporated+                                             4,759,948       5,877,970
                                                                             ------------  --------------
                                                                             $ 43,792,753  $   48,743,709

             TRANSPORTATION - 0.32%
     21,928  Burlington Northern Santa Fe Corporation                        $  1,890,051  $    2,040,675
     30,641  CSX Corporation                                                    1,487,195       1,156,698
     10,502  Delta Airlines Incorporated                                        1,029,907       1,071,204
     45,821  Laidlaw Incorporated                                                 556,817         395,206
                                                                             ------------  --------------
                                                                             $  4,963,970  $    4,663,783

             UTILITIES - 1.11%
     19,207  Ameren Corporation                                              $    760,551  $      759,877
     22,006  Cinergy Corporation                                                  701,111         764,709
     32,975  Consolidated Edison Incorporated                                   1,143,554       1,560,130
     20,360  DTE Energy Company                                                   658,451         857,665
     50,390  Duke Energy Corporation                                            2,310,333       3,143,076
     50,578  Edison International                                               1,184,473       1,438,312
     32,202  First Energy Corporation                                             809,903         929,833
     17,746  GPU Incorporated                                                     624,792         666,584
      4,385  ONEOK Incorporated                                                   132,183         131,824
     53,453  Pacific Gas & Electric Company                                     1,456,436       1,717,178
     23,257  PP & L Resources Incorporated                                        547,379         547,993

Asset Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     96,880  Southern Company                                                $  2,276,702  $    2,724,750
     42,978  Tenet Healthcare Corporation+                                      1,198,807       1,109,370
                                                                             ------------  --------------
                                                                             $ 13,804,675  $   16,351,301
             TOTAL COMMON STOCKS                                             $939,798,348  $1,064,459,097

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Asset Allocation Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES - 27.80%
             U.S. TREASURY BILLS - 5.46%
$52,267,000  U.S. Treasury Bills                                  4.95 %#       10/22/98   $   51,899,351
 28,909,000  U.S. Treasury Bills                                  4.98 %#       10/15/98       28,734,955
                                                                                           --------------
                                                                                           $   80,634,306

             U.S. TREASURY BONDS - 22.34%
$ 5,600,000  U.S. Treasury Bonds                                  5.50 %        08/15/28   $    5,775,000
  9,675,000  U.S. Treasury Bonds                                  6.00          02/15/26       10,467,092
 16,450,000  U.S. Treasury Bonds                                  6.13          11/15/27       18,272,331
 18,375,000  U.S. Treasury Bonds                                  6.25          08/15/23       20,378,978
  8,050,000  U.S. Treasury Bonds                                  6.38          08/15/27        9,179,496
  8,400,000  U.S. Treasury Bonds                                  6.50          11/15/26        9,688,896
  8,750,000  U.S. Treasury Bonds                                  6.63          02/15/27       10,267,600
  4,550,000  U.S. Treasury Bonds                                  6.75          08/15/26        5,405,264
  9,750,000  U.S. Treasury Bonds                                  6.88          08/15/25       11,710,628
 14,725,000  U.S. Treasury Bonds                                  7.13          02/15/23       18,019,719
  8,550,000  U.S. Treasury Bonds                                  7.25          08/15/22       10,575,239
  8,375,000  U.S. Treasury Bonds                                  7.50          11/15/24       10,759,279
  8,975,000  U.S. Treasury Bonds                                  7.63          11/15/22       11,567,967
  9,400,000  U.S. Treasury Bonds                                  7.63          02/15/25       12,253,746
  8,700,000  U.S. Treasury Bonds                                  7.88          02/15/21       11,388,822
 25,250,000  U.S. Treasury Bonds                                  8.00          11/15/21       33,598,155
 15,699,000  U.S. Treasury Bonds                                  8.13          08/15/19       20,872,291
  8,475,000  U.S. Treasury Bonds                                  8.13          05/15/21       11,381,671
  9,700,000  U.S. Treasury Bonds                                  8.13          08/15/21       13,044,948
  7,950,000  U.S. Treasury Bonds                                  8.50          02/15/20       10,978,473
  5,650,000  U.S. Treasury Bonds                                  8.75          05/15/20        7,992,095
 17,050,000  U.S. Treasury Bonds                                  8.75          08/15/20       24,160,362
 12,615,000  U.S. Treasury Bonds                                  8.88          02/15/19       17,887,692
  9,849,000  U.S. Treasury Bonds                                  9.00          11/15/18       14,090,176
                                                                                           --------------
                                                                                           $  329,715,920
             TOTAL U.S. TREASURY SECURITIES                                                $  410,350,226
             (Cost $371,625,807)

Asset Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $1,311,424,151)*                                   99.91%               $1,474,809,323
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                         0.09                     1,256,614
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $1,476,065,937
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  #  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  250,480,906
Gross Unrealized Depreciation      (87,095,735)
                                --------------
NET UNREALIZED APPRECIATION     $  163,385,172
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Index Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 99.41%
             AEROSPACE - 0.72%
     18,173  Boeing Company                                                  $    835,187  $     562,227
      3,523  Lockheed Martin Corporation                                          314,166        308,042
      3,549  Rockwell International Corporation                                   172,891        128,651
                                                                             ------------  --------------
                                                                             $  1,322,244  $     998,920

             AUTOMOBILE & RELATED - 1.15%
     11,644  Chrysler Corporation                                            $    385,223  $     519,614
      2,962  Dana Corporation                                                     113,391        116,073
     21,814  Ford Motor Company                                                   586,197        959,816
                                                                             ------------  --------------
                                                                             $  1,084,811  $   1,595,503

             BASIC INDUSTRIES - 0.48%
      3,491  Allegheny Teledyne Incorporated                                 $     87,373  $      52,583
      5,336  Colgate-Palmolive Company                                            311,080        384,859
      3,435  Freeport-McMoran Copper & Gold Incorporated+                          93,233         39,932
      5,157  Nike Incorporated                                                    240,746        178,883
                                                                             ------------  --------------
                                                                             $    732,432  $     656,257

             BEVERAGE BREWING AND DISTRIBUTION - 2.62%
     44,353  Coca-Cola Company                                               $  2,460,091  $   2,888,489
     26,775  Pepsico Incorporated                                                 839,711        741,333
                                                                             ------------  --------------
                                                                             $  3,299,802  $   3,629,822

             CAPITAL GOODS - 0.87%
      3,441  Browning Ferris Industrials Incorporated                        $    114,194  $     111,832
      1,298  Case Corporation                                                      73,177         35,046
      8,810  Electronic Data Systems Corporation                                  357,351        295,135
      2,835  Gateway 2000 Incorporated+                                           164,659        134,131
      1,416  Harris Corporation                                                    53,732         45,135
      2,954  IMS Health Incorporated                                              104,741        162,470
      1,704  Maytag Corporation                                                    44,127         73,485
      6,135  Raytheon Company                                                     312,605        279,909

Index Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      1,101  Tupperware Corporation                                          $     40,740  $      20,781
      1,944  Willamette Industries Incorporated                                    68,914         47,871
                                                                             ------------  --------------
                                                                             $  1,334,240  $   1,205,795

             COMPUTER SOFTWARE - 4.10%
      8,039  First Data Corporation                                          $    287,310  $     166,307
     18,609  Hewlett Packard Company                                            1,024,327        903,700
     44,251  Microsoft Corporation+                                             2,351,120      4,245,330
     17,479  Oracle Corporation+                                                  503,785        348,488
                                                                             ------------  --------------
                                                                             $  4,166,542  $   5,663,825

             COMPUTER SYSTEMS - 3.30%
      6,421  3COM Corporation+                                               $    304,596  $     152,097
     29,717  Compaq Computer Corporation                                          654,328        830,219
     16,943  IBM Corporation                                                    1,427,939      1,908,205
     23,602  Lucent Technologies Incorporated                                     847,948      1,672,792
                                                                             ------------  --------------
                                                                             $  3,234,811  $   4,563,313

             CONGLOMERATES - 0.17%
      2,070  ITT Industries Incorporated                                     $     54,719  $      62,359
      2,114  Loews Corporation                                                    194,536        178,369
                                                                             ------------  --------------
                                                                             $    249,255  $     240,728

             CONSUMER - BASIC - 0.39%
      5,160  Bestfoods                                                       $    210,898  $     258,968
      6,938  CVS Corporation+                                                     190,958        252,370
      1,322  Mallinckrodt Incorporated                                             50,559         30,241
                                                                             ------------  --------------
                                                                             $    452,415  $     541,579

             CONSUMER-DISCRETIONARY - 0.38%
     15,171  Cendant Corporation+                                            $    407,957  $     175,415
      1,968  Dillards Incorporated                                                 63,877         56,826
      1,750  Harrah Entertainment Incorporated+                                    40,146         25,266
      4,598  Marriott International Incorporated                                  122,211        129,031

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Index Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      1,029  Reebok International Limited                                    $     40,205  $      16,657
      2,761  Tricon Global Restaurants Incorporated+                               72,738        102,330
      2,430  Venator Group Incorporated                                            51,708         22,022
                                                                             ------------  --------------
                                                                             $    798,842  $     527,547

             ELECTRICAL EQUIPMENT - 0.06%
      4,319  Seagate Technology Incorporated+                                $    144,653  $      75,582

             ENERGY & RELATED - 5.82%
     17,328  Amoco Corporation                                               $    715,535  $     785,175
      1,317  Ashland Incorporated                                                  60,414         60,006
      5,800  Atlantic Richfield Company                                           408,102        336,400
      5,730  Baker Hughes Incorporated                                            171,017        104,572
     43,946  Exxon Corporation                                                  2,377,803      2,875,716
      3,223  FPL Group Incorporated                                               151,969        214,531
     14,035  Mobil Corporation                                                    921,152        970,169
     38,580  Royal Dutch Petroleum Company                                      1,783,438      1,533,555
      8,970  Schlumberger Limited                                                 558,056        392,998
      9,756  Texaco Incorporated                                                  497,617        542,068
      4,489  Union Pacific Resources Group Incorporated                           118,606         38,437
      1,318  W. R. Grace & Company+                                                18,328         16,969
      7,578  Williams Companies Incorporated                                      178,747        174,294
                                                                             ------------  --------------
                                                                             $  7,960,784  $   8,044,890

             ENTERTAINMENT & LEISURE - 0.98%
      3,204  Mirage Resorts Incorporated+                                    $     85,026  $      47,660
      9,066  Tele-Communications Service Group+                                   172,725        299,178
     36,746  Walt Disney Company                                                  974,670      1,008,218
                                                                             ------------  --------------
                                                                             $  1,232,421  $   1,355,056

             FINANCE & RELATED - 7.46%
      2,684  Aetna Incorporated                                              $    228,040  $     161,543
      6,250  Associates First Capital Corporation                                 340,417        369,531
     12,570  Banc One Corporation                                                 568,814        477,660
     13,470  Bank of New York Company Incorporated                                269,865        325,806

Index Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     12,372  BankAmerica Corporation                                         $    701,176  $     792,581
      5,290  BankBoston Corporation                                               197,193        188,787
      5,032  BB & T Corporation                                                   163,472        141,840
      1,161  Capital One Financial Corporation                                    143,960        101,588
     15,346  Chase Manhattan Corporation                                          725,467        813,338
      3,906  CIGNA Corporation                                                    189,311        227,280
      5,610  Conseco Incorporated                                                 227,650        154,976
      1,940  Countrywide Credit Industries Incorporated                            69,002         72,629
     18,612  Federal National Mortgage Association                                799,384      1,057,394
      5,226  First Chicago Corporation                                            312,694        331,198
     17,380  First Union Corporation                                              706,587        842,930
      2,716  Guidant Corporation                                                  119,322        167,713
      4,236  Hartford Financial Services Group Incorporated                       153,873        189,561
      4,723  Mellon Bank Corporation                                              204,633        245,596
     10,829  Morgan Stanley Dean Witter & Company                                 487,520        628,759
     17,278  Nationsbank Corporation                                              908,999        984,846
      1,736  Providian Financial Corporation                                       55,963        111,430
      2,002  Republic New York Corporation                                         94,915         82,583
      2,551  SAFECO Corporation                                                   111,715        103,634
      3,010  SLM Holding Corporation                                              147,674        107,984
      2,849  State Street Corporation                                             152,127        148,326
      3,216  Summit Bancorp                                                       159,868        109,746
     20,708  Travelers Group Incorporated                                         767,936        918,918
     13,301  US Bancorp                                                           357,424        453,897
                                                                             ------------  --------------
                                                                             $  9,365,001  $  10,312,074

             FOOD & RELATED - 2.45%
      4,439  Albertsons Incorporated                                         $    164,359  $     224,447
      4,899  American Stores Company                                              101,299        142,071
     10,685  Archer Daniels Midland Corporation                                   205,403        160,272
      6,617  H. J. Heinz Company                                                  279,739        352,769
     12,370  McDonald's Corporation                                               578,234        693,493
     43,711  Philip Morris Companies Incorporated                               1,623,832      1,816,738
                                                                             ------------  --------------
                                                                             $  2,952,866  $   3,389,790

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Index Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             FOOD SERVICES - 0.03%
      2,609  Darden Restaurants Incorporated                                 $     27,480  $      40,440

             GENERAL BUSINESS & RELATED - 6.31%
     12,882  CBS Corporation+                                                $    307,438  $     334,932
      4,192  Corning Incorporated                                                 169,122        103,228
     20,301  E. I. du Pont de Nemours & Company                                 1,067,491      1,171,114
      2,632  FDX Corporation+                                                     140,579        131,765
     58,550  General Electric Company                                           3,376,630      4,684,000
      2,677  General Instrument Corporation                                        47,008         53,205
      1,617  Georgia-Pacific Group                                                 96,478         69,329
      7,690  HBO & Company                                                        185,176        163,412
      9,989  Kimberly Clark Corporation                                           452,380        380,831
     10,982  MediaOne Group Incorporated+                                         240,763        450,262
      2,297  Morton International Incorporated                                     70,679         51,108
      2,282  Provident Companies Incorporated                                      83,026         82,152
      2,149  Tribune Company                                                       96,490        138,476
      8,993  US West Incorporated                                                 323,122        467,636
     10,112  Waste Management Incorporated                                        493,665        446,192
                                                                             ------------  --------------
                                                                             $  7,150,047  $   8,727,642

             HEALTHCARE - 3.67%
     23,582  American Home Products Corporation                              $    797,026  $   1,182,048
     11,526  Columbia HCA Healthcare Corporation                                  382,053        260,055
     19,947  Eli Lilly & Company                                                  932,151      1,306,529
      7,556  Healthsouth Corporation+                                             184,745        143,092
     23,482  Pfizer Incorporated                                                1,283,115      2,183,826
                                                                             ------------  --------------
                                                                             $  3,579,090  $   5,075,550

             INTERNATIONAL STOCKS - 0.53%
     11,535  Unilever NV                                                     $    559,018  $     731,031

Index Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             LARGE CAPITALIZATION STOCKS - 32.41%
        651  Adolph Coors Company                                            $     16,963  $      26,854
      2,504  Advanced Micro Devices Incorporated+                                  68,775         33,021
      4,178  Air Products & Chemicals Incorporated                                150,239        127,690
     10,324  Airtouch Communications Incorporated+                                355,895        580,725
        977  Alberto Culver Company                                                24,668         19,540
      4,084  Alcan Aluminum Limited                                               133,311         77,596
      1,215  Allergan Incorporated                                                 41,920         57,409
     10,174  Allied Signal Incorporated                                           361,017        349,095
      4,877  ALLTEL Corporation                                                   181,235        220,075
      1,540  Alza Corporation+                                                     42,688         55,440
      1,603  Amerada Hess Corporation                                              89,570         78,747
      3,423  American Electric Power Company Incorporated                         145,713        154,891
      8,302  American Express Company                                             539,008        647,556
      4,597  American General Corporation                                         209,031        295,357
      1,272  American Greetings Corporation                                        40,851         46,587
     18,833  American International Group Incorporated                          1,082,749      1,456,026
     19,764  Ameritech Corporation                                                628,669        931,378
      4,676  Amgen Incorporated+                                                  245,303        284,651
      3,938  AMP Incorporated                                                     168,514        140,537
      3,288  AMR Corporation                                                      168,581        179,196
      1,517  Andrew Corporation+                                                   42,293         22,471
      8,683  Anheuser-Busch Companies Incorporated                                344,527        400,503
      2,405  Apple Computer Incorporated                                           63,305         75,006
      1,759  Armco Incorporated                                                     9,601          7,256
        732  Armstrong World Industrials Incorporated                              49,224         35,136
        667  Asarco Incorporated                                                   19,437         10,630
        868  Autodesk Incorporated                                                 32,667         20,289
      5,398  Automatic Data Processing Incorporated                               252,680        344,122
      2,141  Avery Dennison Corporation                                            80,694        114,945
      2,375  Avon Products Incorporated                                           140,804        149,328
        518  Ball Corporation                                                      15,352         19,360
      2,656  Baltimore Gas & Electric Company                                      72,152         81,838
      1,757  Bankers Trust Corporation                                            172,435        130,567
      6,635  Barrick Gold Corporation                                             155,447         86,255
      1,019  Bausch & Lomb Incorporated                                            41,875         43,116

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Index Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      5,076  Baxter International Incorporated                               $    238,713  $     270,297
      4,422  Becton Dickinson & Company                                            97,534        147,308
     17,753  Bellsouth Corporation                                                787,676      1,217,190
        964  Bemis Company Incorporated                                            36,854         34,583
      2,360  Bethlehem Steel Corporation                                           27,720         16,962
      2,007  Biomet Incorporated+                                                  39,402         53,938
      1,696  Black & Decker Corporation                                            63,245         70,596
        979  Boise Cascade Corporation                                             34,940         23,924
      3,492  Boston Scientific Corporation+                                       194,644        241,821
        497  Briggs & Stratton Corporation                                         21,558         18,296
      1,214  Brown Forman Corporation                                              56,422         72,840
      1,771  Brunswick Corporation                                                 48,955         26,454
      3,190  Burlington Resources Incorporated                                    139,361         94,304
      1,025  C. R. Bard Incorporated                                               31,885         33,569
      8,146  Campbell Soup Company+                                               335,242        410,355
      2,751  Carolina Power & Light Company                                        96,218        118,465
      6,579  Caterpillar Incorporated                                             295,798        277,552
      1,046  Centex Corporation                                                    23,561         37,002
      3,798  Central & Southwest Corporation                                       92,584         99,223
      1,347  Ceridian Corporation                                                  59,373         65,330
      1,720  Champion International Corporation                                    85,518         56,760
     11,749  Chevron Corporation                                                  819,198        870,160
      2,986  Chubb Corporation                                                    181,153        186,625
        707  Cincinnati Milacron Incorporated                                      17,788         13,698
      1,741  Circuit City Stores Incorporated                                      58,923         53,753
     18,413  Cisco Systems Incorporated+                                          846,722      1,507,564
      8,079  Citicorp                                                             902,765        873,542
      1,899  Clorox Company                                                       113,579        183,135
      3,770  Coastal Corporation                                                   92,974         98,020
      1,517  Columbia Energy Group                                                 66,190         75,471
      6,579  Comcast Corporation                                                  154,302        245,890
      9,821  Computer Associates International Incorporated                       380,691        265,167
      2,776  Computer Sciences Corporation+                                       107,697        157,017
      8,622  Conagra Incorporated                                                 238,514        213,395
      1,769  Consolidated Natural Gas Company                                      94,605         77,504
      2,123  Cooper Industries Incorporated                                       101,869         90,360

Index Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      1,439  Cooper Tire & Rubber Company                                    $     33,402  $      23,024
        819  Crane Company                                                         29,425         32,965
      2,249  Crown Cork & Seal Company Incorporated                               112,570         73,655
        683  Cummins Engine Company Incorporated                                   39,390         27,790
      1,672  Cyprus Amax Minerals Company                                          39,215         15,361
        784  Data General Corporation                                              18,139          5,880
      4,457  Deere & Company                                                      205,633        146,802
      1,420  Deluxe Corporation                                                    46,014         41,180
      3,559  Dominion Resource Incorporated                                       134,960        148,366
      3,942  Dover Corporation                                                    113,800        107,419
      4,013  Dow Chemical Company                                                 337,465        313,014
      1,682  Dow Jones & Company Incorporated                                      71,561         83,785
      3,137  Dresser Industries Incorporated                                      109,394         80,190
        405  Eastern Enterprises                                                   14,834         16,023
      1,464  Eastman Chemical Company                                              86,697         75,487
      2,308  Ecolab Incorporated                                                   47,259         64,191
        795  EG & G Incorporated                                                   14,927         18,633
      7,998  Emerson Electric Company                                             406,426        455,886
      2,572  Engelhard Corporation                                                 56,195         47,260
      5,884  Enron Corporation                                                    245,256        248,967
      4,383  Entergy Corporation                                                  115,419        126,285
      5,113  Fleet Financial Group Incorporated                                   314,205        335,221
        642  Fleetwood Enterprises Incorporated                                    19,806         21,467
      1,496  Fluor Corporation                                                     84,639         59,185
        594  FMC Corporation                                                       46,452         30,739
        696  Foster Wheeler Corporation                                            27,495          8,569
     12,377  Freddie Mac Common Stock                                             385,821        488,892
      5,113  Gannett Company Incorporated                                         236,582        301,667
      2,222  General Dynamics Corporation                                          80,603        105,684
      2,861  General Mills Incorporated                                           182,262        187,217
     11,968  General Motors Corporation                                           675,573        691,152
      1,409  General Re Corporation                                               243,739        292,368
        781  General Signal Corporation                                            32,731         28,702
      3,170  Genuine Parts Company                                                 99,308         99,261
     20,196  Gillette Company                                                     855,926        830,561
      1,045  Golden West Financial Corporation                                     73,702         79,551
      2,845  Goodyear Tire & Rubber Company                                       157,756        139,405

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Index Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
        664  Great Atlantic & Pacific Tea Company                            $     18,403  $      15,812
      1,109  Great Lakes Chemical Corporation                                      51,760         43,390
      1,835  H&R Block Incorporated                                                68,450         71,794
      2,013  H. F. Ahmanson & Company                                              90,580        107,318
      4,719  Halliburton Company                                                  189,523        125,348
      1,268  Harcourt General Incorporated                                         60,516         61,577
        861  Harnischfeger Industrials Incorporated                                33,995         13,830
      2,425  Hasbro Incorporated                                                   69,504         75,933
        886  Helmerich & Payne Incorporated                                        25,603         14,397
      2,556  Hershey Foods Corporation                                            127,831        178,920
      4,463  Hilton Hotels Corporation                                            120,452         92,607
      3,735  Homestake Mining Company                                              49,051         33,148
      8,799  Household International Incorporated                                 267,140        325,013
      5,301  Houston Industries Incorporated                                      118,552        152,735
      4,500  Illinois Tool Works Incorporated                                     201,781        217,969
      3,054  INCO Limited                                                          83,947         25,577
      2,982  Ingersoll Rand Company                                               107,722        118,534
      1,976  International Flavors & Fragrances Incorporated                       95,030         76,570
      5,517  International Paper Company                                          256,288        204,129
      2,487  Interpublic Group Companies Incorporated                             105,574        141,759
      4,502  J. C. Penney Company Incorporated                                    248,212        223,130
      3,195  J.P. Morgan & Company Incorporated                                   318,847        297,135
      1,957  Jefferson Pilot Corporation                                           82,314        111,060
        673  Jostens Incorporated                                                  15,560         13,376
        680  Kaufman & Broad Home Corporation                                      11,785         14,535
      7,340  Kellogg Company                                                      291,077        223,870
        904  Kerr McGee Corporation                                                55,730         34,917
      7,882  KeyCorp                                                              211,744        200,991
      1,274  King World Productions Incorporated+                                  27,725         26,754
      8,732  KMart Corporation                                                    112,140        111,333
      1,452  Knight Ridder Incorporated                                            65,065         69,152
      4,583  Kroger Company+                                                      125,345        206,235
      4,042  Limited Incorporated                                                  88,728         84,377
      1,798  Lincoln National Corporation                                         110,852        154,628
      1,149  Liz Claiborne Incorporated                                            47,270         32,747
        699  Longs Drug Stores Corporation                                         16,850         23,853

Index Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      1,897  Louisiana-Pacific Corporation                                   $     44,400  $      35,806
      6,260  Lowes Companies Incorporated                                         124,555        219,491
      1,138  Manor Care Incorporated                                               32,441         27,312
      4,636  Marsh & McLennan Companies Incorporated                              196,445        224,846
      6,046  Masco Corporation                                                    124,180        139,058
      5,230  Mattel Incorporated                                                  167,111        169,321
      9,008  MBNA Corporation                                                     193,789        211,688
      1,088  McDermott International Incorporated                                  31,781         21,828
      1,795  McGraw-Hill Companies Incorporated                                   100,780        136,869
     13,061  MCI Communications Corporation                                       457,500        653,050
      1,902  Mead Corporation                                                      58,031         52,067
        932  Meredith Corporation                                                  23,317         31,280
      6,189  Merrill Lynch & Company                                              337,074        408,474
        819  Millipore Corporation                                                 32,783         17,762
      7,222  Minnesota Mining & Manufacturing Company                             602,037        494,707
     10,771  Monsanto Company                                                     391,619        589,039
      1,544  Moore Limited Corporation                                             30,944         14,765
        129  NACCO Industries Incorporated                                          8,392         12,287
      1,179  NALCO Chemical Company                                                44,650         34,117
      5,873  National City Corporation                                            349,436        345,039
        790  National Industrial Service Incorporated                              30,788         29,428
      2,911  National Semiconductor Corporation+                                   81,679         26,563
      1,291  Navistar International Corporation                                    23,994         27,111
      3,380  New York Times Company                                                78,660         98,020
      2,813  Newell Company                                                        97,973        134,321
      2,785  Newmont Mining Corporation                                           104,972         38,120
      3,340  Niagara Mohawk Power Corporation                                      40,446         51,770
        912  NICOR Incorporated                                                    33,302         35,397
      2,782  Nordstrom Incorporated                                                68,990         83,286
      6,809  Norfolk Southern Corporation                                         206,631        191,929
      2,684  Northern States Power Company                                         66,933         71,126
     11,708  Northern Telecom Limited                                             488,183        559,038
      1,254  Northrop Grumman Corporation                                         115,602         79,472
     13,631  Norwest Corporation                                                  371,730        405,522
      6,146  Novell Incorporated+                                                  79,367         58,387
      1,595  Nucor Corporation                                                     83,798         57,320

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Index Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      6,551  Occidental Petroleum Corporation                                $    163,954  $     121,193
      1,894  Oryx Energy Company                                                   41,047         23,557
      1,441  PACCAR Incorporated                                                   61,491         59,081
      5,250  PacifiCorp                                                           111,896        118,453
      2,007  Parker Hannifin Corporation                                           70,158         58,203
      4,023  PECO Energy Company                                                   99,016        137,788
        873  Pennzoil Company                                                      53,006         31,210
        598  Peoples Energy Corporation                                            20,518         19,809
      1,078  Pep Boys-Manny Moe & Jack                                             32,988         15,833
        890  Perkin Elmer Corporation                                              55,693         51,509
      1,067  Phelps Dodge Corporation                                              73,365         47,748
      4,675  Phillips Petroleum Company                                           203,497        190,798
      4,402  Pioneer Hi-Bred International                                        127,540        148,568
      5,174  Pitney Bowes Incorporated                                            177,995        256,760
      4,469  Placer Dome Incorporated                                              87,738         36,031
      5,402  PNC Bank Corporation                                                 227,101        232,286
        759  Polaroid Corporation                                                  33,899         21,347
        500  Potlatch Corporation                                                  22,685         16,438
      3,163  PPG Industries Incorporated                                          170,928        160,720
      4,157  Public Service Enterprise Group Incorporated                         116,473        152,250
        740  Pulte Corporation                                                     11,540         21,368
      2,488  Quaker Oats Company                                                  106,958        132,175
      5,739  Ralston-Ralston Purina Group                                         144,982        151,007
      1,492  Raychem Corporation                                                   58,798         43,268
      1,342  Reynolds Metals Company                                               85,076         64,332
      1,051  Rohm & Haas Company                                                   82,701         90,714
      1,523  Rowan Companies Incorporated                                          36,491         14,088
      2,630  RR Donnelley & Sons Company                                           95,710         95,337
      2,645  Rubbermaid Incorporated                                               70,226         67,282
        634  Russel Corporation                                                    18,509         20,050
      1,328  Ryder Systems Incorporated                                            40,862         31,291
      8,456  Sara Lee Corporation                                                 356,095        382,634
     13,232  Schering Plough Corporation                                          593,281      1,159,454
      1,447  Scientific-Atlanta Incorporated                                       28,768         25,594
      6,395  Seagrams Company Limited                                             229,625        197,446
      4,639  Service Corporation International                                    142,796        157,146
        451  Shared Medical System Corporation                                     24,834         24,072

Index Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,105  Sherwin Williams Company                                        $     85,318  $      74,132
      1,817  Sigma Aldrich Corporation                                             56,895         50,422
      3,413  Silicon Graphics Incorporated+                                        77,860         30,930
      1,101  Snap-On Incorporated                                                  40,293         28,901
      1,917  Sonat Incorporated                                                    87,743         51,879
      5,928  Southwest Airlines Company                                            76,908        105,593
        386  Springs Industries Incorporated                                       18,839         12,762
      7,763  Sprint Corporation                                                   369,427        520,606
      1,476  St Jude Medical Incorporated                                          53,299         32,564
      4,172  St Paul Companies Incorporated                                       146,333        127,507
      1,575  Stanley Works                                                         57,661         62,016
      1,824  Stone Container Corporation                                           29,852         19,038
      1,668  Sun Company Incorporated                                              58,494         55,148
      6,831  Sun Microsystems Incorporated+                                       217,692        270,678
      3,747  SunTrust Banks Incorporated                                          196,515        209,832
      2,112  Supervalu Incorporated                                                36,781         42,900
      6,026  Sysco Corporation                                                    109,211        121,650
      1,846  Tandy Corporation                                                     53,570        100,722
        950  Tektronix Incorporated                                                35,407         14,428
      1,017  Temple-Inland Incorporated                                            57,876         45,574
      7,038  Texas Instruments Incorporated                                       292,231        335,625
      4,984  Texas Utilities Company                                              188,844        211,820
      2,983  Textron Incorporated                                                 163,177        187,183
      1,007  Thomas & Betts Corporation                                            49,170         34,301
     10,591  Time Warner Incorporated                                             541,834        851,252
      1,567  Times Mirror Company                                                  70,367         89,613
      1,121  Timken Company                                                        32,620         20,388
      5,710  TJX Companies Incorporated                                            66,267        127,404
      2,550  Torchmark Corporation                                                 82,312         91,163
      5,033  Toys 'R' Us Incorporated+                                            156,070         93,425
      1,174  Transamerica Corporation                                             105,954        120,408
      2,201  TRW Incorporated                                                     112,742         94,368
      3,930  Unicom Corporation                                                   103,018        140,006
      1,287  Union Camp Corporation                                                69,464         47,699
      2,419  Union Carbide Corporation                                            106,169         97,214
      4,472  Union Pacific Corporation                                            256,957        178,042
      4,523  Unisys Corporation                                                    62,165         81,131

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Index Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,485  United Healthcare Corporation                                   $    176,381  $     125,896
      1,398  United States Surgical Corporation                                    46,756         55,833
      4,174  United Technologies Corporation                                      290,581        302,876
      4,359  Unocal Corporation                                                   162,553        136,491
      2,529  Unum Corporation                                                      97,717        111,276
      1,809  US Airways Group Incorporated                                         76,895        105,374
      1,516  US Steel Group Incorporated                                           50,407         31,741
      3,282  UST Incorporated                                                     100,224         85,742
      5,142  USX-Marathon Group                                                   141,676        133,692
      2,185  V F Corporation                                                       83,080         82,757
      6,450  Viacom Incorporated+                                                 254,435        320,081
      1,806  W W Grainger Incorporated                                             73,928         70,773
      3,684  Wachovia Corporation                                                 242,319        270,083
     14,721  Warner Lambert Company                                               513,231        960,545
      1,504  Wells Fargo & Company                                                368,979        423,940
      2,361  Wendy's International Incorporated                                    51,421         47,368
      1,758  Westvaco Corporation                                                  54,737         36,918
      3,526  Weyerhaeuser Company                                                 175,352        132,445
      1,395  Whirlpool Corporation                                                 75,060         69,227
      2,637  Winn-Dixie Stores Incorporated                                        95,716         98,228
      2,047  Wm. Wrigley Jr & Company                                             128,347        158,643
      1,710  Worthington Industries Incorporated                                   33,065         22,230
      5,927  Xerox Corporation                                                    385,616        520,465
                                                                             ------------  --------------
                                                                             $ 40,343,257  $  44,820,924

             MANUFACTURING PROCESSING - 5.11%
     27,716  Abbott Laboratories                                             $    803,639  $   1,067,066
        521  Aeroquip-Vickers Incorporated                                         23,202         21,003
      3,323  Aluminum Company of America                                          220,808        198,965
      1,273  B. F. Goodrich Company                                                51,987         34,451
      3,084  Dun & Bradstreet Corporation                                          73,330         72,474
      5,754  Eastman Kodak Company                                                398,426        449,531
      1,245  Eaton Corporation                                                     97,998         72,910
      3,902  Fort James Corporation                                               156,769        113,646
      3,093  Fortune Brands Incorporated                                          106,309         85,251
      2,712  Fred Meyer Incorporated+                                             131,600        106,615

Index Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      1,755  Hercules Incorporated                                           $     86,983  $      44,862
      2,222  Honeywell Incorporated                                               146,740        138,875
      2,389  IKON Office Solutions Incorporated                                    78,490         13,289
     24,172  Johnson & Johnson                                                  1,331,355      1,667,868
      1,500  Johnson Controls Incorporated                                         64,818         64,219
      2,790  Owens-Illinois Incorporated                                          103,845         87,013
      2,165  Pall Corporation                                                      50,672         44,382
      2,870  Praxair Incorporated                                                 128,592        102,961
     24,130  Procter & Gamble Company                                           1,498,601      1,845,945
      1,541  Sealed Air Corporation                                                86,452         55,476
      4,249  Sempra Energy                                                        104,079        108,084
      3,001  Tenneco Incorporated                                                 130,764         95,094
     10,487  Tyco International Limited                                           431,175        582,028
                                                                             ------------  --------------
                                                                             $  6,306,634  $   7,072,008

             MEDIUM CAPITALIZATION STOCKS - 4.42%
      1,205  Adobe Systems Incorporated                                      $     54,175  $      31,631
     15,180  Allstate Corporation                                                 496,963        569,250
      2,190  Anadarko Petroleum Corporation                                        73,447         62,962
      3,022  AON Corporation                                                      148,325        189,064
      1,730  Apache Corporation                                                    63,148         39,574
      6,611  Applied Materials Incorporated+                                      194,244        162,383
      2,756  AutoZone Incorporated+                                                79,208         71,484
      4,064  Battle Mountain Gold Company                                          27,852         12,446
      2,014  Bear Stearns Companies Incorporated                                  114,490         74,392
      2,785  Cabletron Systems Incorporated+                                       85,199         19,495
      2,367  Cardinal Health Incorporated                                         165,379        207,112
      4,819  Charles Schwab Corporation                                           147,394        143,968
      2,985  Cincinnati Financial Corporation                                     138,015        100,371
      2,858  Comerica Incorporated                                                131,425        149,331
      1,952  Consolidated Stores Corporation+                                      84,422         61,488
     11,610  Dell Computer Corporation+                                           335,325      1,161,000
      2,592  Dollar General Corporation                                           118,496         69,660
      8,993  EMC Corporation+                                                     194,318        406,371
      2,674  Equifax Incorporated                                                  85,839         95,261
      3,752  Federated Department Stores Incorporated                             139,669        163,447

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Index Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      4,745  Fifth Third Bancorp                                             $    189,132  $     252,375
      4,561  Franklin Resources Incorporated                                      242,551        147,092
      3,056  Frontier Corporation                                                  71,297         92,826
      1,270  Fruit of the Loom Incorporated                                        37,700         28,496
      2,944  Humana Incorporated+                                                  70,026         38,272
      3,748  Huntington Bancshares Incorporated                                   118,703         85,267
      1,544  KLA-Tencor Corporation+                                              101,154         32,810
      2,799  Kohls Corporation+                                                   159,754        127,180
      2,170  Lehman Brothers Holdings Incorporated                                120,028         85,444
      1,740  MBIA Incorporated                                                    103,554         97,658
      2,724  Mercantile Bancorporation Incorporated                               151,274        119,686
      2,007  MGIC Investment Corporation                                           91,591         83,291
      2,050  Northern Trust Corporation                                           142,003        114,288
      3,042  Omnicom Group Incorporated                                           124,293        144,875
      4,802  Parametric Technology Corporation+                                   107,131         49,220
      1,334  Progressive Corporation                                              151,374        129,982
      3,398  Regions Financial Corporation                                        120,831        117,656
      3,501  SunAmerica Incorporated                                              137,710        216,843
      4,699  Synovus Financial Corporation                                        102,373         85,463
      2,843  Thermo Electron Corporation+                                         112,005         46,199
      6,990  Washington Mutual Incorporated                                       275,763        223,680
                                                                             ------------  --------------
                                                                             $  5,607,580  $   6,109,293

             PHARMACEUTICALS - 3.34%
     17,868  Bristol Myers Squibb Company                                    $  1,251,300  $   1,748,831
     21,501  Merck & Company Incorporated                                       1,855,745      2,492,772
      9,134  Pharmacia & Upjohn Incorporated                                      338,378        379,632
                                                                             ------------  --------------
                                                                             $  3,445,423  $   4,621,235

             RETAIL & RELATED - 4.13%
      3,875  Costco Companies Incorporated+                                  $    124,524  $     182,367
      7,886  Dayton Hudson Corporation                                            198,537        283,896
      7,092  GAP Incorporated                                                     182,991        362,135
     26,450  Home Depot Incorporated                                              587,605      1,018,325
      4,104  May Department Stores Company                                        196,515        230,850

Index Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      8,422  Medtronic Incorporated                                          $    318,965  $     432,680
      4,672  Rite Aid Corporation                                                 117,120        169,068
      7,025  Sears Roebuck & Company                                              334,461        319,198
     40,406  Wal Mart Stores Incorporated                                       1,314,425      2,373,853
      8,897  Walgreen Company                                                     209,830        342,535
                                                                             ------------  --------------
                                                                             $  3,584,973  $   5,714,907

             SEMICONDUCTORS - 1.99%
     30,513  Intel Corporation                                               $  1,990,178  $   2,172,144
      2,545  LSI Logic Corporation+                                                78,915         31,176
      3,780  Micron Technology Incorporated                                       142,524         85,995
     10,760  Motorola Incorporated                                                674,686        463,352
                                                                             ------------  --------------
                                                                             $  2,886,303  $   2,752,667

             SHELTER & RELATED - 0.02%
        961  Owens Corning Fiberglass Corporation                            $     37,975  $      33,695

             TELECOMMUNICATIONS - 4.55%
     32,531  American Telephone & Telegraph Company                          $  1,435,037  $   1,630,616
      3,425  Ascend Communications Incorporated+                                  166,002        119,875
     27,890  Bell Atlantic Corporation                                            996,988      1,230,646
      4,492  Clear Channel Communications Incorporated+                           172,572        202,140
     17,335  GTE Corporation                                                      772,886        866,750
      4,878  Nextel Communications Incorporated                                   162,406         88,109
     33,000  SBC Communications Incorporated                                      952,500      1,254,000
      3,437  Tellabs Incorporated+                                                164,749        145,213
     18,559  Worldcom Incorporated+                                               584,352        759,759
                                                                             ------------  --------------
                                                                             $  5,407,492  $   6,297,108

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)     Index Allocation Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             TRANSPORTATION - 0.43%
      2,815  Burlington Northern Santa Fe Corporation                        $    244,071  $     261,971
      3,897  CSX Corporation                                                      193,365        147,112
      1,326  Delta Airlines Incorporated                                          123,906        135,252
      5,929  Laidlaw Incorporated                                                  76,215         51,138
                                                                             ------------  --------------
                                                                             $    637,557  $     595,473

             UTILITIES - 1.52%
      2,442  Ameren Corporation                                              $     96,295  $      96,612
      2,789  Cinergy Corporation                                                   89,543         96,918
      4,220  Consolidated Edison Incorporated                                     138,379        199,659
      2,555  DTE Energy Company                                                    78,313        107,629
      6,469  Duke Energy Corporation                                              289,778        403,504
      6,822  Edison International                                                 151,226        194,001
      4,131  First Energy Corporation                                             101,789        119,283
      2,331  GPU Incorporated                                                      81,589         87,558
        580  ONEOK Incorporated                                                    17,498         17,436
      6,864  Pacific Gas & Electric Company                                       177,555        220,506
      2,943  PP & L Resources Incorporated                                         67,892         69,344
     12,485  Southern Company                                                     283,564        351,141
      5,499  Tenet Healthcare Corporation+                                        151,273        141,943
                                                                             ------------  --------------
                                                                             $  1,724,694  $   2,105,534
             TOTAL COMMON STOCKS                                             $119,628,642  $ 137,498,188

Index Allocation Fund     PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 0.86%
             U.S. TREASURY BILLS - 0.86%
$    63,000  U.S. Treasury Bills                                  4.95 %#       09/03/98   $      62,976
    105,000  U.S. Treasury Bills                                  4.95 #        10/22/98         104,286
    305,000  U.S. Treasury Bills                                  4.96 #        10/08/98         303,474
    514,000  U.S. Treasury Bills                                  4.98 #        10/15/98         510,939
     20,000  U.S. Treasury Bills                                  4.99 #        09/24/98          19,939
    151,000  U.S. Treasury Bills                                  5.00 #        09/10/98         150,799
     31,000  U.S. Treasury Bills                                  5.01 #        09/17/98          30,930
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   1,183,343
             (Cost $1,183,385)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $120,812,024)*                                    100.27%               $  138,681,531
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                        (0.27)                     (370,815)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  138,310,716
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  #  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   28,847,967
Gross Unrealized Depreciation      (10,978,460)
                                --------------
NET UNREALIZED APPRECIATION     $   17,869,507
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED) U.S. Government Allocation Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES - 100.36%
             U.S. TREASURY BILLS - 79.71%
$19,810,000  U.S. Treasury Bills                                  4.95 %#       10/22/98   $  19,673,081
    180,000  U.S. Treasury Bills                                  4.96 #        10/08/98         179,100
 55,585,000  U.S. Treasury Bills                                  4.98 #        10/15/98      55,250,103
     32,000  U.S. Treasury Bills                                  5.00 #        09/10/98          31,957
    580,000  U.S. Treasury Bills                                  5.01 #        09/17/98         578,691
                                                                                           --------------
                                                                                           $  75,712,932

             U.S. TREASURY BONDS - 12.17%
$ 1,700,000  U.S. Treasury Bonds                                  6.13 %        11/15/27   $   1,888,326
  1,800,000  U.S. Treasury Bonds                                  6.25          08/15/23       1,996,308
  1,400,000  U.S. Treasury Bonds                                  8.00          11/15/21       1,862,868
  1,400,000  U.S. Treasury Bonds                                  8.75          08/15/20       1,983,842
  1,300,000  U.S. Treasury Bonds                                  8.88          02/15/19       1,843,361
    500,000  U.S. Treasury Bonds                                 11.63          11/15/04         672,265
  1,000,000  U.S. Treasury Bonds                                 11.88          11/15/03       1,308,750
                                                                                           --------------
                                                                                           $  11,555,720

             U.S. TREASURY NOTES - 8.48%
$ 1,150,000  U.S. Treasury Notes                                  5.88 %        02/15/04   $   1,197,621
    600,000  U.S. Treasury Notes                                  6.50          05/15/05         649,218
  1,300,000  U.S. Treasury Notes                                  7.25          05/15/04       1,440,556
  1,000,000  U.S. Treasury Notes                                  7.25          08/15/04       1,112,660
  1,000,000  U.S. Treasury Notes                                  7.50          02/15/05       1,132,500
  2,200,000  U.S. Treasury Notes                                  7.88          11/15/04       2,525,182
                                                                                           --------------
                                                                                           $   8,057,737
             TOTAL U.S. TREASURY SECURITIES                                                $  95,326,389
             (Cost $94,862,734)

U.S. Government Allocation Fund PORTFOLIO OF INVESTMENTS - AUGUST 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $94,862,734)*                                     100.36%               $   95,326,389
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                        (0.36)                     (341,260)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   94,985,129
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  #  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $      477,582
Gross Unrealized Depreciation          (13,927)
                                --------------
NET UNREALIZED APPRECIATION     $      463,655
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) - AUGUST 31, 1998     Allocation
Funds
------------------------------------------------------------------------

                                                                                         U.S.
                                                      ASSET            INDEX       GOVERNMENT
                                                 ALLOCATION       ALLOCATION       ALLOCATION
                                                       FUND             FUND             FUND

ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $1,474,809,323     $138,681,531     $ 95,326,389
  Cash                                                5,076            5,383            4,675
RECEIVABLES:
  Dividends and Interest                          4,444,763          234,288          233,310
  Fund shares sold                                  840,528          205,084           25,000
  Investment securities sold                        387,104           49,007                0
Organization expenses, net of
  amortization                                        1,765                0            4,144
Prepaid expenses                                    144,038            5,357            1,634
TOTAL ASSETS                                  1,480,632,597      139,180,650       95,595,152

LIABILITIES
Payables:
  Investment securities purchased                 1,589,420          203,856                0
  Distribution to shareholders                            0                0          339,481
  Fund shares redeemed                              544,747           84,148                0
  Due to distributor (Note 2)                     1,084,881          253,303           23,337
  Due to adviser (Note 2)                         1,145,863          133,943           76,071
  Other                                             201,749          194,684          171,134
TOTAL LIABILITIES                                 4,566,660          869,934          610,023
TOTAL NET ASSETS                             $1,476,065,937     $138,310,716     $ 94,985,129
NET ASSETS CONSIST OF:
  Paid-in capital                            $1,176,321,614     $117,904,669     $116,944,607
  Undistributed net investment income
    (loss)                                        4,581,078         (185,110)               0
  Undistributed net realized gain (loss)
    on investments                              131,778,073        2,721,650      (22,423,133)
  Net unrealized appreciation
    (depreciation) of investments               163,385,172       17,869,507          463,655
TOTAL NET ASSETS                             $1,476,065,937     $138,310,716     $ 94,985,129

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets - Class A                         $1,180,300,221     $ 80,066,420     $ 78,178,292
Shares outstanding - Class A                     51,087,678        5,243,953        5,212,904
Net asset value per share - Class A          $        23.10     $      15.27     $      15.00
Maximum offering price per share - Class
  A(1)                                       $        24.19     $      15.99     $      15.71
Net Assets - Class B                         $  293,490,102     $  6,339,011     $ 16,806,837
Shares outstanding - Class B                     20,958,221          334,847        1,539,803
Net asset value and offering price per
  share - Class B                            $        14.00     $      18.93     $      10.91
Net Assets - Class C                         $    2,275,614     $ 51,905,285              N/A
Shares outstanding - Class C                        162,189        2,740,623              N/A
Net asset value and offering price per
  share - Class C                            $        14.03     $      18.94              N/A
INVESTMENT AT COST (NOTE 3)                  $1,311,424,151     $120,812,024     $ 94,862,734
---------------------------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

Allocation Funds                      STATEMENTS OF OPERATIONS - AUGUST 31, 1998
------------------------------------------------------------------------

                                                      ASSET ALLOCATION FUND
                                             ------------------------------
                                               (UNAUDITED)
                                              FOR THE FIVE          FOR THE
                                              MONTHS ENDED       YEAR ENDED
                                                AUGUST 31,        MARCH 31,
                                                      1998             1998
INVESTMENT INCOME
  Dividends                                  $   6,841,955     $ 12,275,848
  Interest                                      12,634,357       40,153,342
TOTAL INVESTMENT INCOME                         19,476,312       52,429,190
EXPENSES (NOTE 2)
  Advisory fees                                  2,352,018        4,754,399
  Administration fees                              475,448          826,553
  Shareholder servicing fees                     2,037,386        4,016,149
  Portfolio accounting fees                        161,621          103,995
  Transfer agency fees                             950,896        1,874,203
  Distribution fees                                905,074        1,704,239
  Organization costs                                   629            1,500
  Legal and audit fees                              35,075           89,661
  Registration fees                                 71,260          119,062
  Directors' fees                                    1,874            4,213
  Shareholder reports                              136,233          206,000
  Other                                             16,562           50,992
TOTAL EXPENSES                                   7,144,076       13,750,966
Less:
  Waived fees and reimbursed expenses               (3,956)          (7,060)
Net Expenses                                     7,140,120       13,743,906
NET INVESTMENT INCOME (LOSS)                    12,336,192       38,685,284
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                110,113,140      107,023,056
  Net change in unrealized appreciation
    (depreciation) of investments             (236,143,255)     266,073,223
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS                               (126,030,115)     373,096,279
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                   $(113,693,923)    $411,781,563
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS - AUGUST 31, 1998                      Allocation Funds
------------------------------------------------------------------------

                                                                                          U.S. GOVERNMENT
                                                                                          ALLOCATION FUND
                                                      INDEX ALLOCATION FUND     -------------------------
                                             ------------------------------     (UNAUDITED)
                                                                                   FOR THE
                                               (UNAUDITED)          FOR THE           FIVE
                                              FOR THE FIVE            THREE         MONTHS        FOR THE
                                              MONTHS ENDED     MONTHS ENDED          ENDED     YEAR ENDED
                                                AUGUST 31,        MARCH 31,     AUGUST 31,      MARCH 31,
                                                      1998             1998           1998           1998
INVESTMENT INCOME
  Dividends                                  $     950,596     $    490,640     $        0     $        0
  Interest                                          41,457           53,339      2,369,050      5,944,916
TOTAL INVESTMENT INCOME                            992,053          543,979      2,369,050      5,944,916
EXPENSES (NOTE 2)
  Advisory fees                                    461,467          236,106        199,612        467,948
  Administration fees                               46,147           22,424         27,946         56,777
  Shareholder servicing fees                        67,548           31,681        119,767        280,721
  Portfolio accounting fees                         38,963           21,910         33,264         23,326
  Transfer agency fees                              92,293           47,221         55,892        131,004
  Distribution fees                                299,907          147,686         48,326        108,466
  Organization costs                                     0           12,575          1,132          2,689
  Legal and audit fees                              13,954            7,801         16,212         44,184
  Registration fees                                 19,660           11,343         16,767         41,535
  Directors' fees                                    1,874            1,103          1,874          4,218
  Shareholder reports                               16,767            9,863         33,309         83,566
  Other                                             21,833            3,326          6,453         11,732
TOTAL EXPENSES                                   1,080,413          553,039        560,554      1,256,166
Less:
  Waived fees and reimbursed expenses              (15,404)         (15,653)       (43,355)      (108,847)
Net Expenses                                     1,065,009          537,386        517,199      1,147,319
NET INVESTMENT INCOME (LOSS)                       (72,956)           6,593      1,851,851      4,797,597
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                  1,093,104           (5,156)       158,491      1,537,644
  Net change in unrealized appreciation
    (depreciation) of investments              (21,816,832)      17,255,641        637,388      1,998,550
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                               (20,723,728)      17,250,485        795,879      3,536,194
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $ (20,796,684)    $ 17,257,078     $2,647,730     $8,333,791
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Allocation Funds                             STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                                            ASSET ALLOCATION FUND
                                             ----------------------------------------------------
                                                (UNAUDITED)
                                               FOR THE FIVE
                                               MONTHS ENDED            FOR THE        FOR THE SIX
                                                 AUGUST 31,         YEAR ENDED       MONTHS ENDED
                                                       1998     MARCH 31, 1998     MARCH 31, 1997

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)                 $   12,336,192     $   38,685,284     $   22,799,885
Net realized gain (loss) on sale of
  investments                                   110,113,140        107,023,056         16,581,561
Net change in unrealized appreciation
  (depreciation) of investments                (236,143,255)       266,073,223         16,935,058
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (113,693,923)       411,781,563         56,316,504
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                      (6,760,544)       (35,147,512)       (21,499,154)
    CLASS B                                        (992,218)        (3,537,772)        (1,300,731)
    CLASS C                                          (2,352)(1)            N/A                N/A
  From net realized gain on sale of
    investments
    CLASS A                                               0        (82,707,854)       (77,923,468)
    CLASS B                                               0        (13,021,038)        (5,356,143)
    CLASS C                                               0(1)             N/A                N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A            48,104,165        124,090,392         43,986,740
  Reinvestment of dividends - Class A            12,528,043        120,926,511         99,267,295
  Cost of shares redeemed - Class A             (90,173,607)      (224,954,049)      (113,370,104)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE
 TRANSACTIONS - CLASS A                         (29,541,399)        20,062,854         29,883,931
  Proceeds from shares sold - Class B            68,974,194        147,505,581         28,861,527
  Reinvestment of dividends - Class B             1,664,049         16,241,731          6,539,212
  Cost of shares redeemed - Class B             (18,984,332)       (19,143,117)        (5,436,423)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE
 TRANSACTIONS - CLASS B                          51,653,911        144,604,195         29,964,316
  Proceeds from shares sold - Class C             2,563,704(1)             N/A                N/A
  Reinvestment of dividends - Class C                 2,245(1)             N/A                N/A
  Cost of shares redeemed - Class C                 (71,747)(1)            N/A                N/A
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE
 TRANSACTIONS - CLASS C                           2,494,202(1)             N/A                N/A
INCREASE (DECREASE) IN NET ASSETS               (96,842,323)       442,034,436         10,085,255

NET ASSETS:
    Beginning net assets                      1,572,908,260      1,130,873,824      1,120,788,569
ENDING NET ASSETS                            $1,476,065,937     $1,572,908,260     $1,130,873,824
-------------------------------------------------------------------------------------------------

(1)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON APRIL 1, 1998.
(2)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                             Allocation Funds
------------------------------------------------------------------------

                                                                                                  U.S. GOVERNMENT ALLOCATION
                                                                      INDEX ALLOCATION FUND                             FUND
                                             ----------------------------------------------     ----------------------------
                                              (UNAUDITED)          FOR THE                       (UNAUDITED)
                                             FOR THE FIVE            THREE          FOR THE     FOR THE FIVE         FOR THE
                                             MONTHS ENDED     MONTHS ENDED       YEAR ENDED     MONTHS ENDED      YEAR ENDED
                                               AUGUST 31,        MARCH 31,     DECEMBER 31,       AUGUST 31,       MARCH 31,
                                                     1998             1998             1997             1998            1998

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)               $    (72,956)    $      6,593     $  1,656,589     $  1,851,851     $ 4,797,597
  Net realized gain (loss) on sale of
    investments                                 1,093,104           (5,156)      12,775,977          158,491       1,537,644
  Net change in unrealized appreciation
    (depreciation) of investments             (21,816,832)      17,255,641        8,758,372          637,388       1,998,550
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                 (20,796,684)      17,257,078       23,190,938        2,647,730       8,333,791
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                       (55,739)         (63,008)      (1,312,200)      (1,587,144)     (4,378,902)
    CLASS B                                             0                0                0(2)      (264,707)       (418,695)
    CLASS C                                             0                0         (344,406)             N/A             N/A
  From net realized gain on sale of
    investments
    CLASS A                                             0                0       (8,070,952)               0               0
    CLASS B                                             0                0                0(2)             0               0
    CLASS C                                             0                0       (4,429,345)             N/A             N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A           5,180,198        3,920,461       13,097,927        3,422,469      12,501,406
  Reinvestment of dividends - Class A              92,905          141,708        7,755,142        1,341,091       3,688,770
  Cost of shares redeemed - Class A            (6,022,489)      (2,572,600)      (7,305,205)     (10,198,360)    (23,411,657)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                         (749,386)       1,489,569       13,547,864       (5,434,800)     (7,221,481)
  Proceeds from shares sold - Class B           4,132,847        2,711,120          349,731(2)     3,762,092       8,698,249
  Reinvestment of dividends - Class B                   0                0                0(2)       197,731         316,321
  Cost of shares redeemed - Class B              (139,729)               0                0(2)    (1,437,944)     (2,377,863)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                        3,993,118        2,711,120          349,731(2)     2,521,879       6,636,707
  Proceeds from shares sold - Class C           9,171,450        5,805,673       20,805,099              N/A             N/A
  Reinvestment of dividends - Class C                   0           10,699        3,210,184              N/A             N/A
  Cost of shares redeemed - Class C            (5,471,533)      (1,944,342)      (5,001,988)             N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                        3,699,917        3,872,030       19,013,295              N/A             N/A
INCREASE (DECREASE) IN NET ASSETS             (13,908,774)      25,266,789       41,944,925       (2,117,042)      2,951,420

NET ASSETS:
    Beginning net assets                      152,219,490      126,952,701       85,007,776       97,102,171      94,150,751
ENDING NET ASSETS                            $138,310,716     $152,219,490     $126,952,701     $ 94,985,129     $97,102,171
----------------------------------------------------------------------------------------------------------------------------


                                           FOR THE SIX
                                          MONTHS ENDED
                                             MARCH 31,
                                                  1997
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)            $  2,874,874
  Net realized gain (loss) on sale of
    investments                              1,030,525
  Net change in unrealized appreciation
    (depreciation) of investments           (2,042,135)
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                1,863,264
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                 (2,697,855)
    CLASS B                                   (177,019)
    CLASS C                                        N/A
  From net realized gain on sale of
    investments
    CLASS A                                          0
    CLASS B                                          0
    CLASS C                                        N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A        3,383,948
  Reinvestment of dividends - Class A        2,218,226
  Cost of shares redeemed - Class A        (16,500,755)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                   (10,898,581)
  Proceeds from shares sold - Class B        1,811,816
  Reinvestment of dividends - Class B          128,252
  Cost of shares redeemed - Class B         (1,026,305)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                       913,763
  Proceeds from shares sold - Class C              N/A
  Reinvestment of dividends - Class C              N/A
  Cost of shares redeemed - Class C                N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                           N/A
INCREASE (DECREASE) IN NET ASSETS          (10,996,428)
NET ASSETS:
    Beginning net assets                   105,147,179
ENDING NET ASSETS                         $ 94,150,751
---------------------------------------------------------------------

(1)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON APRIL 1, 1998.
(2)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

Allocation Funds                                            FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                ASSET ALLOCATION FUND
                                                                                              CLASS A
                                                                        -----------------------------
                                                                         (UNAUDITED)
                                                                         FIVE MONTHS
                                                                               ENDED       YEAR ENDED
                                                                          AUGUST 31,        MARCH 31,
                                                                            1998 (2)             1998
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $24.99           $20.30
                                                                        ------------   --------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(loss)                                                   0.21             0.69
  Net realized and unrealized gain(loss) on investments                        (1.97)            6.37
                                                                        ------------   --------------
TOTAL FROM INVESTMENT OPERATIONS                                               (1.76)            7.06
LESS DISTRIBUTIONS:
  Dividends from net investment income                                         (0.13)           (0.69)
  Distributions from net realized gain                                          0.00            (1.68)
                                                                        ------------   --------------
TOTAL FROM DISTRIBUTIONS                                                       (0.13)           (2.37)
                                                                        ------------   --------------
NET ASSET VALUE, END OF PERIOD                                                $23.10           $24.99
                                                                        ------------   --------------
                                                                        ------------   --------------
TOTAL RETURN (NOT ANNUALIZED)*                                                 (7.09)%         36.08%
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                        $1,180,300       $1,305,848
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                      0.92%          0.95%(5)
  Ratio of net investment income to average net assets                         1.95%          2.99%(5)
Portfolio turnover                                                               64%            51%(6)
Average commission rate paid(1)                                                $0.03          $0.03(6)
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                            N/A              N/A
Ratio of net investment income to average net assets prior to waived
  fees and reimbursed expenses                                                   N/A              N/A
-----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO FEBRUARY 28.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE ASSET ALLOCATION MASTER PORTFOLIO FROM ITS INCEPTION ON APRIL 28, 1996 TO SEPTEMBER 30, 1996, WERE 28% AND $.0261 RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                            Allocation Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               ASSET ALLOCATION FUND (CONT.)
                                                             CLASS A (CONT.)
                              ----------------------------------------------
                                                NINE
                              SIX MONTHS      MONTHS
                                   ENDED       ENDED  YEAR ENDED  YEAR ENDED
                               MARCH 31,   SEPT. 30,    DEC. 31,    DEC. 31,
                                1997 (3)    1996 (4)        1995        1994
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $21.24      $20.74      $16.73      $18.80
                              ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income(loss)                    0.41        0.57        0.74        0.77
  Net realized and
    unrealized gain(loss) on
    investments                     0.65        0.50        4.07       (1.31)
                              ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        1.06        1.07        4.81       (0.54)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.41)      (0.57)      (0.74)      (0.77)
  Distributions from net
    realized gain                  (1.59)       0.00       (0.06)      (0.76)
                              ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (2.00)      (0.57)      (0.80)      (1.53)
                              ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $20.30      $21.24      $20.74      $16.73
                              ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     4.94%       5.14%      29.18%       (2.82)%
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                    $1,041,622  $1,057,346  $1,077,935    $896,943
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets           0.92%(5)    0.90%(5)      0.84%       0.84%
  Ratio of net investment
    income to average net
    assets                       3.91%(5)    3.53%(5)      3.81%       4.30%
Portfolio turnover                  5%(6)       1%(7)        15%         49%
Average commission rate
  paid(1)                        $0.03(6)    $0.03(7)        N/A         N/A
----------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                           N/A         N/A         N/A         N/A
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                           N/A         N/A         N/A         N/A
----------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO FEBRUARY 28.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE ASSET ALLOCATION MASTER PORTFOLIO FROM ITS INCEPTION ON APRIL 28, 1996 TO SEPTEMBER 30, 1996, WERE 28% AND $.0261 RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.

The accompanying notes are an integral part of these financial statements.

Allocation Funds                                            FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                  ASSET ALLOCATION FUND (CONT.)
                                                                                        CLASS B
                                                             ----------------------------------
                                                             (UNAUDITED)
                                                                   FIVE
                                                                 MONTHS              SIX MONTHS
                                                                  ENDED  YEAR ENDED       ENDED
                                                             AUGUST 31,   MARCH 31,   MARCH 31,
                                                               1998 (2)        1998    1997 (3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $15.16      $12.29      $12.84
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(loss)                                      0.08        0.29        0.19
  Net realized and unrealized gain(loss) on investments           (1.19)       3.89        0.41
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                  (1.11)       4.18        0.60
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.05)      (0.29)      (0.19)
  Distributions from net realized gain                             0.00       (1.02)      (0.96)
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.05)      (1.31)      (1.15)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $14.00      $15.16      $12.29
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    (7.36)%     35.16%      4.62%
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                             $293,490    $267,060     $89,252
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.61%     1.60%(8)    1.53%(8)
  Ratio of net investment income to average net assets            1.25%     2.15%(8)    3.30%(8)
Portfolio turnover                                                  64%       51%(9)       5%(9)
Average commission rate paid(1)                                   $0.03     $0.03(9)    $0.03(9)
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                      N/A         N/A     1.58%(8)
Ratio of net investment income to average net assets prior
  to waived fees and reimbursed expenses                            N/A         N/A     3.25%(8)
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO FEBRUARY 28.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(6)  THIS CLASS COMMENCED OPERATIONS ON APRIL 1, 1998.
(7)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO MARCH 31.
(8) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(9) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(10) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE ASSET ALLOCATION MASTER PORTFOLIO FROM ITS INCEPTION ON APRIL 28, 1996 TO SEPTEMBER 30, 1996, WERE 28% AND $.0261 RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                            Allocation Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   ASSET ALLOCATION FUND (CONT.)   INDEX ALLOCATION FUND
                                                                                 CLASS A
                                     CLASS B (CONT.)     CLASS C  ----------------------
                              ----------------------  ----------  (UNAUDITED)
                                    NINE              (UNAUDITED)       FIVE       THREE
                                  MONTHS                  PERIOD      MONTHS      MONTHS
                                   ENDED  YEAR ENDED       ENDED       ENDED       ENDED
                               SEPT. 30,    DEC. 31,  AUGUST 31,  AUGUST 31,   MARCH 31,
                                1996 (4)    1995 (5)    1998 (6)    1998 (2)    1998 (7)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $12.50      $10.00      $15.16      $17.55      $15.51
                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income(loss)                    0.28        0.22        0.05        0.01        0.01
  Net realized and
    unrealized gain(loss) on
    investments                     0.34        2.53       (1.16)      (2.28)       2.04
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.62        2.75       (1.11)      (2.27)       2.05
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.28)      (0.22)      (0.02)      (0.01)      (0.01)
  Distributions from net
    realized gain                   0.00       (0.03)       0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.28)      (0.25)      (0.02)      (0.01)      (0.01)
                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $12.84      $12.50      $14.03      $15.27      $17.55
                              ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     4.96%      27.72%       (7.32)%     (12.94)%     13.23%
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $63,443     $26,271      $2,276     $80,066     $92,733
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets           1.14%(8)      1.53%       1.64%       1.31%       1.31%
  Ratio of net investment
    income to average net
    assets                       3.37%(8)      2.71%       1.18%       0.20%       0.30%
Portfolio turnover                 1%(10)        15%         64%         16%          0%
Average commission rate
  paid(1)                       $0.03(10)        N/A       $0.03       $0.03       $0.02
----------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                       1.56%(8)      1.76%       2.43%         N/A       1.32%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                       2.95%(8)      2.48%       0.39%         N/A       0.29%
----------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO FEBRUARY 28.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(6)  THIS CLASS COMMENCED OPERATIONS ON APRIL 1, 1998.
(7)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO MARCH 31.
(8) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(9) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(10) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE ASSET ALLOCATION MASTER PORTFOLIO FROM ITS INCEPTION ON APRIL 28, 1996 TO SEPTEMBER 30, 1996, WERE 28% AND $.0261 RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.

The accompanying notes are an integral part of these financial statements.

Allocation Funds                                            FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                  INDEX ALLOCATION FUND (CONT.)
                                                                                CLASS A (CONT.)
                                                             ----------------------------------
                                                             YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                               DEC. 31,    DEC. 31,    DEC. 31,
                                                                   1997        1996        1995
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $13.99      $13.76      $10.67
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(loss)                                      0.28        0.29        0.28
  Net realized and unrealized gain(loss) on investments            3.23        2.02        3.42
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   3.51        2.31        3.70
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.28)      (0.29)      (0.28)
  Distributions from net realized gain                            (1.71)      (1.79)      (0.33)
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (1.99)      (2.08)      (0.61)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $15.51      $13.99      $13.76
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                   25.18%      17.04%      34.71%
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $80,512     $60,353     $52,007
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.26%       1.31%       1.30%
  Ratio of net investment income to average net assets            1.82%       2.06%       2.07%
Portfolio turnover                                                  80%         67%         47%
Average commission rate paid(1)                                   $0.03       $0.02         N/A
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.29%       1.44%       1.35%
Ratio of net investment income to average net assets prior
  to waived fees and reimbursed expenses                          1.79%       1.93%       2.02%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO FEBRUARY 28.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO MARCH 31.
(5)  THE CLASS B SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                            Allocation Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                           INDEX ALLOCATION FUND (CONT.)
                                                                     CLASS B  CLASS C(2)
                                          ----------------------------------  ----------
                                 CLASS A  (UNAUDITED)                         (UNAUDITED)
                                 (CONT.)        FIVE       THREE                    FIVE
                              ----------      MONTHS      MONTHS      PERIOD      MONTHS
                              YEAR ENDED       ENDED       ENDED       ENDED       ENDED
                                DEC. 31,  AUGUST 31,   MARCH 31,    DEC. 31,  AUGUST 31,
                                    1994    1998 (3)    1998 (4)    1997 (5)    1998 (3)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $11.90      $21.81      $19.31      $18.99      $21.82
                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income(loss)                    0.31       (0.03)       0.01        0.00       (0.05)
  Net realized and
    unrealized gain(loss) on
    investments                    (0.39)      (2.85)       2.51        0.32       (2.83)
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.08       (2.88)       2.50        0.32       (2.88)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.31)       0.00        0.00        0.00        0.00
  Distributions from net
    realized gain                  (0.84)       0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (1.15)       0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.67      $18.93      $21.81      $19.31      $18.94
                              ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     (0.68)%     (13.20)%     12.95%      1.69%     (13.20)%
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $40,308      $6,339      $3,322        $356     $51,905
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.30%       2.06%       2.06%       2.05%       2.06%
  Ratio of net investment
    income to average net
    assets                         2.41%       (0.56)%      (0.43)%      (0.17)%      (0.56)%
Portfolio turnover                   50%         16%          0%         80%         16%
Average commission rate
  paid(1)                            N/A       $0.03       $0.02       $0.03       $0.03
----------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.38%       2.70%       4.03%      15.17%       2.07%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                         2.33%       (1.20)%      (2.40)%     (13.29)%      (0.57)%
----------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO FEBRUARY 28.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO MARCH 31.
(5)  THE CLASS B SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

Allocation Funds                                            FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                  INDEX ALLOCATION FUND (CONT.)
                                                                            CLASS C (2) (CONT.)
                                                             ----------------------------------
                                                                  THREE
                                                                 MONTHS
                                                                  ENDED  YEAR ENDED  YEAR ENDED
                                                              MARCH 31,    DEC. 31,    DEC. 31,
                                                               1998 (3)        1997        1996
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $19.32      $17.42      $17.10
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(loss)                                      0.02        0.20        0.22
  Net realized and unrealized gain(loss) on investments            2.52        4.00        2.54
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   2.50        4.20        2.76
LESS DISTRIBUTIONS:
  Dividends from net investment income                             0.00       (0.20)      (0.22)
  Distributions from net realized gain                             0.00       (2.10)      (2.22)
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                           0.00       (2.30)      (2.44)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $21.82      $19.32      $17.42
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                   13.00%      24.07%      16.37%
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $56,164     $46,084     $24,655
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         2.05%       2.02%       2.05%
  Ratio of net investment income to average net assets            (0.44)%      1.00%      1.35%
Portfolio turnover                                                   0%         80%         67%
Average commission rate paid(1)                                   $0.02       $0.03       $0.02
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    2.09%       2.05%       2.20%
Ratio of net investment income to average net assets prior
  to waived fees and reimbursed expenses                          (0.48)%      0.97%      1.20%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO FEBRUARY 28.
(5)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(6) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                            Allocation Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                         U.S. GOVERNMENT ALLOCATION FUND
                               INDEX ALLOCATION FUND                             CLASS A
                                             (CONT.)  ----------------------------------
                                                      (UNAUDITED)
                                 CLASS C (2) (CONT.)        FIVE
                              ----------------------      MONTHS              SIX MONTHS
                              YEAR ENDED  YEAR ENDED       ENDED  YEAR ENDED       ENDED
                                DEC. 31,    DEC. 31,  AUGUST 31,   MARCH 31,   MARCH 31,
                                    1995        1994    1998 (4)        1998    1997 (5)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $13.26      $14.75      $14.87      $14.32      $14.48
                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income(loss)                    0.20        0.25        0.30        0.77        0.42
  Net realized and
    unrealized gain(loss) on
    investments                     4.24       (0.45)       0.13        0.55       (0.16)
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        4.44        0.20        0.43        1.32        0.26
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.20)      (0.25)      (0.30)      (0.77)      (0.42)
  Distributions from net
    realized gain                  (0.40)      (1.04)       0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.60)      (1.29)      (0.30)      (0.77)      (0.42)
                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $17.10      $13.26      $15.00      $14.87      $14.32
                              ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                    33.72%       (1.38)%      2.90%      9.36%       1.75%
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $16,075      $9,798     $78,178     $82,958     $86,930
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             2.05%       2.01%       1.19%     1.16%(6)    1.00%(6)
  Ratio of net investment
    income to average net
    assets                         1.30%       1.75%       4.75%     5.21%(6)    5.70%(6)
Portfolio turnover                   47%         50%        292%       62%(7)     113%(7)
Average commission rate
  paid(1)                            N/A         N/A         N/A         N/A         N/A
----------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.17%       2.20%       1.28%     1.26%(6)    1.13%(6)
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                         1.18%       1.56%       4.66%     5.11%(6)    5.39%(6)
----------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. SEE NOTE 1.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO FEBRUARY 28.
(5)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(6) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

Allocation Funds                                            FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                U.S. GOVERNMENT ALLOCATION FUND
                                                                                        (CONT.)
                                                                                CLASS A (CONT.)
                                                             ----------------------------------
                                                                   NINE
                                                                 MONTHS
                                                                  ENDED  YEAR ENDED  YEAR ENDED
                                                              SEPT. 30,    DEC. 31,    DEC. 31,
                                                               1996 (2)        1995        1994
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $14.98      $13.76      $15.71
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(loss)                                      0.59        0.79        0.87
  Net realized and unrealized gain(loss) on investments           (0.50)       1.22       (1.95)
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.09        2.01       (1.08)
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.59)      (0.79)      (0.87)
  Distributions from net realized gain                             0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.59)      (0.79)      (0.87)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $14.48      $14.98      $13.76
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    0.69%      14.91%       (6.99)%
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $98,741    $135,577    $140,066
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                       1.12%(6)      1.04%       1.01%
  Ratio of net investment income to average net assets          5.45%(6)      5.41%       5.94%
Portfolio turnover                                                31%(8)       292%        112%
Average commission rate paid(1)                                     N/A         N/A         N/A
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                  1.20%(6)      1.07%       1.08%
Ratio of net investment income to average net assets prior
  to waived fees and reimbursed expenses                        5.37%(6)      5.38%       5.87%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO FEBRUARY 28.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(6) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(8) THE PORTFOLIO TURNOVER FOR THE U.S. GOVERNMENT ALLOCATION MASTER PORTFOLIO FROM ITS INCEPTION ON APRIL 28, 1996 TO SEPTEMBER 30, 1996, WAS 87%. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                            Allocation Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 U.S. GOVERNMENT ALLOCATION FUND (CONT.)
                                                                                 CLASS B
                              ----------------------------------------------------------
                              (UNAUDITED)
                                    FIVE                                NINE
                                  MONTHS              SIX MONTHS      MONTHS
                                   ENDED  YEAR ENDED       ENDED       ENDED  YEAR ENDED
                              AUGUST 31,   MARCH 31,   MARCH 31,   SEPT. 30,    DEC. 31,
                                1998 (3)        1998    1997 (4)    1996 (2)    1995 (5)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.82      $10.42      $10.54      $10.91      $10.00
                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income(loss)                    0.18        0.49        0.27        0.36        0.49
  Net realized and
    unrealized gain(loss) on
    investments                     0.09        0.40       (0.12)      (0.37)       0.91
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.27        0.89        0.15       (0.01)       1.40
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.18)      (0.49)      (0.27)      (0.36)      (0.49)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.18)      (0.49)      (0.27)      (0.36)      (0.49)
                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.91      $10.82      $10.42      $10.54      $10.91
                              ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     2.57%       8.64%       1.42%       0.11%      14.11%
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $16,807     $14,144      $7,221      $6,406      $4,077
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.84%     1.82%(6)    1.61%(6)    1.92%(6)      1.65%
  Ratio of net investment
    income to average net
    assets                         4.08%     4.40%(6)    5.12%(6)    4.60%(6)      4.31%
Portfolio turnover                  292%       62%(7)     113%(7)      31%(8)       292%
Average commission rate
  paid(1)                            N/A         N/A         N/A         N/A         N/A
----------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.05%     2.08%(6)    2.28%(6)    2.21%(6)      2.36%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                         3.87%     4.14%(6)    4.45%(6)    4.31%(6)      3.60%
----------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO FEBRUARY 28.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(6) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(8) THE PORTFOLIO TURNOVER FOR THE U.S. GOVERNMENT ALLOCATION MASTER PORTFOLIO FROM ITS INCEPTION ON APRIL 28, 1996 TO SEPTEMBER 30, 1996, WAS 87%. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.

The accompanying notes are an integral part of these financial statements.

Allocation Funds                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
  Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and is currently comprised of thirty-three separate series. These financial statements represent the Asset Allocation, Index Allocation and U.S. Government Allocation Funds (each, a "Fund", collectively, the "Funds"), each a diversified series of the Company.
  At a meeting held on July 23, 1997, the Boards of Directors of Overland Express Funds, Inc. ("Overland") and the Company approved a consolidation agreement providing for the transfer of the assets and liabilities of each Overland fund to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach fund (the "Consolidation"). The Consolidation was subsequently approved by Overland shareholders. As a result of this Consolidation, effective at the close of business on December 12, 1997, the Stagecoach Index Allocation Fund was established to acquire all of the assets and assume all of the liabilities of the Overland Index Allocation Fund (the "Predecessor Fund"). The acquisition was accomplished in a tax-free exchange for shares of the Stagecoach Index Allocation Fund. All performance and financial data for the Index Allocation Fund prior to December 15, 1997 refers to the Predecessor Fund, as it is the survivor for accounting purposes.
  At the time of the Consolidation, the Asset Allocation and U.S. Government Allocation Funds, structured as "feeder" Funds in a "master-feeder" structure, were restructured to invest directly in a portfolio of securities, rather than to invest in portfolio securities through a "master" portfolio. The corresponding Asset Allocation and U.S. Government Allocation Master Portfolios (the "Master Portfolios") distributed all of their assets, net of their assumed liabilities, in-kind to their interestholders and wound up their affairs (the "Dissolution"). The Dissolution occurred at the close of business on

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                       Allocation Funds
------------------------------------------------------------------------

December 12, 1997. The following amounts of income and expense were allocated from the Master Portfolios to their corresponding feeder Funds for the period from April 1, 1997 to December 12, 1997:

FUND                                   DIVIDENDS     INTEREST    EXPENSES
-------------------------------------------------------------------------
Asset Allocation Fund                 $7,820,237  $31,939,545  $3,287,423
U.S. Government Allocation Fund                0    4,301,678     340,347

  Each Fund offers Class A and Class B shares. The Asset Allocation and Index Allocation Funds also offer Class C shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain and loss allocations and from differences in separate class expenses, including distribution and shareholder servicing fees.
  The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.
  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
  All securities are valued at the close of each business day. Securities, for which the primary market is a national or foreign recognized securities or commodities exchange or the National Association of Securities Dealers Automated

Allocation Funds                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

Quotation ("NASDAQ") National Market, are valued at the last reported sales price on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Company's Board of Directors.

SECURITY TRANSACTIONS AND INCOME RECOGNITION
  Securities transactions are recorded on a trade date basis. Interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends to shareholders from net investment income of the Asset Allocation and Index Allocation Funds, if any, are declared and distributed quarterly. Dividends to shareholders from net investment income of the U.S. Government Allocation Fund, if any, are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains are declared and distributed at least annually.

FEDERAL INCOME TAXES
  Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                       Allocation Funds
------------------------------------------------------------------------

capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1997.
  The U.S. Government Allocation Fund had net capital loss carryforwards at December 31, 1997 of $23,046,376 and $712,094 which will expire in the years 2002 and 2004, respectively. The Company's Board of Directors intends to offset net capital gains with each capital loss carryforward, and no capital gain distribution shall be made until each such carryforward has been fully utilized or expires.
  Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by a Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

DEFERRED ORGANIZATION COSTS
  Certain costs incurred in connection with the organization of the Funds and their initial registration with the Securities and Exchange Commission and with the various states are amortized on a straight-line basis over 60 months from the date each Fund commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
  The Company has entered into separate advisory contracts on behalf of the Funds with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contracts with the Asset Allocation and U.S. Government Allocation Funds, WFB is entitled to be paid a monthly advisory fee at an annual rate of 0.50% of the Funds' average daily net assets up to $250 million, 0.40% of the next

Allocation Funds                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

$250 million, and 0.30% of the Funds' average daily net assets in excess of $500 million. Under the contract with the Index Allocation Fund, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, and 0.60% of the Fund's average daily net assets in excess of $500 million.
  Prior to December 15, 1997, the Asset Allocation and U.S. Government Allocation Funds did not directly retain an investment adviser because each Fund invested all of its assets in a separate Master Portfolio which, in turn, retained WFB as investment adviser. Advisory fees were charged to the Master Portfolios at the same rates as listed above.
  Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and indirect subsidiary of Barclays Bank PLC, acts as sub-adviser to the Funds. BGFA is entitled to receive from WFB, as compensation for its sub-advisory services to the Asset Allocation and Index Allocation Funds, a monthly fee at the annual rate of 0.15% of each such Fund's average daily net assets up to $900 million and 0.10% of the average daily net assets in excess of $900 million. For its sub-advisory services to the U.S. Government Allocation Fund, BGFA is entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets up to $75 million, 0.04% for the next $75 million and 0.03% of the Fund's average daily net assets in excess of $150 million.
  Prior to November 1, 1997, BGFA was entitled to an annual fee of $60,000 and a monthly fee at the annual rate of 0.20% of the Index Allocation Fund's average daily net assets. Additionally, the predecessor Master Portfolios were sub-advised by BGFA. BGFA was entitled to an annual payment of $40,000 from the U.S. Government Allocation Master Portfolio and a monthly fee at the annual rate of 0.20% and 0.15% of the average daily net assets of the Asset Allocation and U.S. Government Allocation Master Portfolios, respectively.
  The Company has entered into contracts on behalf of each Fund with WFB, whereby WFB is responsible for providing portfolio accounting services for the Funds. Pursuant to the contracts WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of each Fund's average daily net assets in excess of $100 million. Prior to December 15, 1997, the Funds were not charged for portfolio accounting services.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                       Allocation Funds
------------------------------------------------------------------------

  BGI, a wholly-owned subsidiary of Barclays Global Investors Holdings Inc., acts as custodian to the Funds. BGI will not be entitled to receive compensation for its services as custodian to the Funds so long as BGFA is entitled to receive fees for providing investment sub-advisory services to the Funds. Prior to December 15, 1997, BGI was custodian to the predecessor Master Portfolios and was not entitled to compensation for its custodial services for the same reasons as listed above.
  The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Funds.
  The Company has entered into contracts on behalf of the Funds with WFB, whereby WFB has agreed to provide shareholder services for the Funds. Pursuant to the contracts, WFB is entitled to receive shareholder servicing fees at an annual rate of 0.30% of the average daily net assets of the Class A and Class B shares of the Asset Allocation and U.S. Government Allocation Funds and 0.25% of the average daily net assets of the Class B shares of the Index Allocation Fund and Class C shares of the Asset Allocation and Index Allocation Funds.
  Shareholder servicing fees paid on behalf of the Funds for the five months ended August 31, 1998 were as follows:

FUND                                          CLASS A     CLASS B    CLASS C
----------------------------------------------------------------------------
Asset Allocation Fund                     $ 1,657,934   $ 378,214   $  1,238
Index Allocation Fund                               0       5,287     62,261
U.S. Government Allocation Fund               100,319      19,448        N/A

  Shareholder servicing fees paid on behalf of the Funds for the year ended March 31, 1998 were as follows:

FUND                                          CLASS A     CLASS B    CLASS C
----------------------------------------------------------------------------
Asset Allocation Fund                     $ 3,523,348   $ 492,801        N/A
Index Allocation Fund*                              0       1,066   $ 30,615
U.S. Government Allocation Fund               252,309      28,412        N/A

 * REPRESENTS THE PERIOD FROM JANUARY 1, 1998 TO MARCH 31, 1998.
  The Company has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of the Class A shares of the Index Allocation Fund. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing

Allocation Funds                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

agents who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Fund's Class A shares. Administrative servicing agents are entitled to receive a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares of the Fund. In no case will a shareholder be charged both 12b-1 and Administrative Servicing fees.
  The Company has entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide each Fund with administration services. For these services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets. Prior to February 1, 1998, WFB and Stephens were entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets.
  The Company has adopted separate Distribution Plans for Class A and Class B shares of the Funds and for Class C shares of the Index Allocation Fund pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). The Plan for Class A shares of the Asset Allocation and U.S. Government Allocation Funds provides that each such Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis of up to 0.05% of each such Fund's average daily net assets attributable to the Class A shares. The Class A Plan for the Asset Allocation and U.S. Government Allocation Funds provides only for the reimbursement of actual expenses.
  The Plan for Class A shares of the Index Allocation Fund provides that the Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.25% of its average daily net assets attributable to the Class A shares.
  Under the Plan for Class B shares of the Funds and Class C shares of the Asset Allocation and Index Allocation Funds, each Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of up to 0.70% of the average daily net assets attributable to the Class B shares of the Asset Allocation and U.S. Government Allocation Funds, and 0.75% of the average daily net assets attributable to the Class B shares of the Index Allocation Fund and Class C shares of the Asset Allocation and Index Allocation Funds.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                       Allocation Funds
------------------------------------------------------------------------

  Each Fund may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.
  Distribution fees paid on behalf of the Funds for the five months ended
August 31, 1998 were as follows:

FUND                                          CLASS A     CLASS B    CLASS C
----------------------------------------------------------------------------
Asset Allocation Fund                     $    18,862   $ 882,498   $  3,714
Index Allocation Fund                          97,261      15,861    186,785
U.S. Government Allocation Fund                 2,947      45,379        N/A

  Distribution fees paid on behalf of the Funds for the year ended March 31, 1998 were as follows:

FUND                                          CLASS A     CLASS B    CLASS C
----------------------------------------------------------------------------
Asset Allocation Fund                     $   557,702   $1,146,537       N/A
Index Allocation Fund*                         52,642       3,199   $ 91,845
U.S. Government Allocation Fund                42,041      66,425        N/A

 * REPRESENTS THE PERIOD FROM JANUARY 1, 1998 TO MARCH 31, 1998.
  The registration fees paid on behalf of the Funds for the five months ended August 31, 1998 were as follows:

FUND                                          CLASS A     CLASS B    CLASS C
----------------------------------------------------------------------------
Asset Allocation Fund                     $    58,685   $   8,383   $  4,192
Index Allocation Fund                           6,288       8,383      4,989
U.S. Government Allocation Fund                10,479       6,288        N/A

  The registration fees paid on behalf of the Funds for the year ended March 31, 1998 were as follows:

FUND                                          CLASS A     CLASS B    CLASS C
----------------------------------------------------------------------------
Asset Allocation Fund                     $   101,999   $  17,063        N/A
Index Allocation Fund*                          3,699       4,931   $  2,713
U.S. Government Allocation Fund                25,793      15,742        N/A

 * REPRESENTS THE PERIOD FROM JANUARY 1, 1998 TO MARCH 31, 1998.

Allocation Funds                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

WAIVED FEES AND REIMBURSED EXPENSES
  All amounts shown as waived fees and reimbursed expenses on the Statement of Operations, for the five months ended August 31, 1998 and period ended March 31, 1998, were waived by WFB. Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.
  Certain officers and one director of the Company are also officers of Stephens. As of August 31, 1998, Stephens owned 128 shares of the Asset Allocation Fund, 241,031 shares of the Index Allocation Fund and 117 shares of the U.S. Government Allocation Fund.
  Stephens has retained approximately $2,353,038 as sales charges from the proceeds of Class A shares sold, $613,815 from the proceeds of Class B shares redeemed and $26,542 from the proceeds of Class C shares redeemed by the Company for the five months ended August 31, 1998. Wells Fargo Securities Inc., a subsidiary of WFB, received approximately $1,963,513 as sales charges from the proceeds of Class A shares sold, $0 from the proceeds of Class B shares redeemed and $0 from the proceeds of Class C shares redeemed by the Company for the five months ended August 31, 1998.

3. INVESTMENT PORTFOLIO TRANSACTIONS
  Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the five months ended August 31, 1998 were as follows:

AGGREGATE PURCHASES
 AND SALES

                                               PURCHASES AT         SALES
FUND                                                   COST      PROCEEDS
-------------------------------------------------------------------------
Asset Allocation Fund                          $372,167,153  $418,679,812
Index Allocation Fund                            10,423,474     2,319,312
U.S. Government Allocation Fund                  30,700,235    40,573,602

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                       Allocation Funds
------------------------------------------------------------------------

  Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the year ended March 31, 1998 were as follows:

AGGREGATE PURCHASES
 AND SALES

                                               PURCHASES AT         SALES
FUND                                                   COST      PROCEEDS
-------------------------------------------------------------------------
Asset Allocation Fund                          $741,595,736  $677,435,873
Index Allocation Fund*                            9,708,385       245,915
U.S. Government Allocation Fund                  34,456,430   103,419,336

 * REPRESENTS THE PERIOD FROM JANUARY 1, 1998 TO MARCH 31, 1998.

4. CAPITAL SHARE TRANSACTIONS
  As of August 31, 1998, there were over 242 billion shares of $0.001 par value capital stock authorized by the Company. As of August 31, 1998, the Funds were each authorized to issue 500 million shares of $0.001 par value capital stock for each class of shares.

Allocation Funds                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

  Capital share transactions for the Funds were as follow:

                                                      ASSET ALLOCATION FUND
                                         ----------------------------------
                                         (UNAUDITED)
                                            FOR THE                 FOR THE
                                               FIVE     FOR THE         SIX
                                             MONTHS        YEAR      MONTHS
                                              ENDED       ENDED       ENDED
                                         AUGUST 31,   MARCH 31,   MARCH 31,
                                               1998        1998        1997
---------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                  1,890,640   5,404,941   2,045,161
  Shares issued in reinvestment of
    dividends -- Class A                    492,566   5,339,741   4,753,733
  Shares redeemed -- Class A             (3,553,400) (9,806,181) (5,260,733)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                 (1,170,194)    938,501   1,538,161
  Shares sold -- Class B                  4,471,299  10,545,390   2,222,248
  Shares issued in reinvestment of
    dividends -- Class B                    107,671   1,176,235     518,569
  Shares redeemed -- Class B             (1,235,082) (1,371,398)   (419,149)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B                  3,343,888  10,350,227   2,321,668
  Shares sold -- Class C(1)                 166,807         N/A         N/A
  Shares issued in reinvestment of
    dividends -- Class C(1)                     143         N/A         N/A
  Shares redeemed -- Class C(1)              (4,761)        N/A         N/A
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS C(1)                 162,189         N/A         N/A

 (1) THIS CLASS OF SHARES COMMENCED OPERATIONS ON APRIL 1, 1998.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                       Allocation Funds
------------------------------------------------------------------------

                                                                INDEX ALLOCATION FUND
                                            -----------------------------------------
                                                            FOR THE
                                             (UNAUDITED)     THREE
                                            FOR THE FIVE    MONTHS            FOR THE
                                            MONTHS ENDED     ENDED         YEAR ENDED
                                              AUGUST 31,   MARCH 31,     DECEMBER 31,
                                                    1998     1998                1997
-------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                         294,520      240,942         850,777
  Shares issued in reinvestment of
    dividends -- Class A                           5,225        9,136         496,833
  Shares redeemed -- Class A                    (340,121)    (155,356)       (470,768)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                         (40,376)      94,722         876,842
  Shares sold -- Class B(1)                      188,829      133,842          18,462
  Shares issued in reinvestment of
    dividends -- Class B(1)                            0            0               0
  Shares redeemed -- Class B(1)                   (6,286)           0               0
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B(1)                      182,543      133,842          18,462
  Shares sold -- Class C                         415,643      283,850       1,061,333
  Shares issued in reinvestment of
    dividends -- Class C                               0          554         164,916
  Shares redeemed -- Class C                    (248,544)     (96,724)       (255,583)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS C                         167,099      187,680         970,666

 (1) THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

Allocation Funds                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

                                                     U.S. GOVERNMENT ALLOCATION FUND
                                              --------------------------------------
                                               (UNAUDITED)               FOR THE SIX
                                              FOR THE FIVE      FOR THE       MONTHS
                                              MONTHS ENDED   YEAR ENDED        ENDED
                                                AUGUST 31,    MARCH 31,    MARCH 31,
                                                      1998         1998         1997
------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                           229,947      846,076      231,132
  Shares issued in reinvestment of dividends
    -- Class A                                      90,252      251,276      151,317
  Shares redeemed -- Class A                      (685,691)  (1,591,400)  (1,126,961)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                          (365,492)    (494,048)    (744,512)
  Shares sold -- Class B                           347,537      806,213      169,717
  Shares issued in reinvestment of dividends
    -- Class B                                      18,287       29,518       12,022
  Shares redeemed -- Class B                      (132,845)    (221,982)     (96,322)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B                           232,979      613,749       85,417

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LIST OF ABBREVIATIONS
------------------------------------------------------------------------

  The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

Wells Fargo provides investment advisory services, shareholder services, and certain other services for Stagecoach Funds. The Funds are distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

-C- Stagecoach Funds



STAGECOACH FUNDS-Registered Trademark-
P.O. Box 7066
San Francisco, CA 94120-7066


DATED MATERIAL
PLEASE EXPEDITE





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